Exhibit 10.25

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is dated as of January 25, 2017 (the “Execution Date”), by and between PRIMEENERGY CORPORATION, a Delaware corporation, PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIMEENERGY ASSET AND INCOME FUND, L.P. A-2, a Delaware limited Partnership, PRIMEENERGY ASSET AND INCOME FUND, L.P. A-3, a Delaware limited Partnership, PRIMEENERGY ASSET AND INCOME FUND, L.P. AA-2, a Delaware limited Partnership, PRIMEENERGY ASSET AND INCOME FUND, L.P. AA-4, a Delaware limited Partnership, PRIME OPERATING COMPANY, a Texas limited liability company (“Seller”), on the one part, and GUIDON OPERATING LLC, a Delaware limited liability company (“Purchaser”), on the other part. Seller and Purchaser are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Seller is willing to sell to Purchaser, and Purchaser is willing to purchase from Seller, the Assets (as defined below), upon the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from this Agreement by each Party, Seller and Purchaser agree as follows:

1. Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Seller agrees to sell, transfer, convey, and assign the Assets to Purchaser and Purchaser agrees to purchase, accept, and pay for the Assets.

2. Assets. As used herein, the term “Assets” refers to all of Seller’s right, title and interest in and to the following:

(a) all oil and gas leases covering any of the lands described on Exhibit A (the “Lands”), together with such surface and subsurface rights described therein, all overriding royalty interests, nonparticipating royalties, reversionary interests, carried interests, options, convertible interests, net profits interests and other similar interest and rights related thereto (the “Leases”) the wellbore of the Rusty Nail #1HB well, API # 42-317-40375 (the “Well,” and together with the Lands and Leases, the “Properties”), including the Leases and Wells described on Exhibit A, but excluding the Excluded Wellbores;

(b) the personal property, equipment, fixtures and improvements located on or used or held in connection with the Leases and Lands or used or held in connection with the Production (as defined below) attributable to the Leases, Lands or Well, including well pads, machinery, fixtures, tubulars, gathering systems, flow lines, pipelines, tank batteries, and other inventory attributable to the any of the Properties; but excluding all such items used in connection with Excluded Wellbores (the “Equipment”);

(c) all rights and obligations existing under any contracts, agreements and instruments which relate, but only insofar as they relate, to the Properties (the “Contracts”), including, but not limited to, operating agreements, farmout agreements, rights of way, easements, servitudes, licenses, permits, surface leases, rights-of-way, surface use agreements, production sales and purchase contracts, oil gathering contracts, gas gathering and transportation contracts, gas processing contracts, saltwater disposal agreements; but excluding all interests in such Contracts as they apply to the Excluded Wellbores, provided, however, (i) Seller shall have a concurrent right to use any rights of way, easements, servitudes, licenses, permits, surface leases, rights-of-way, surface use agreements for use of existing facilities in connection with the Excluded Wellbores, and shall be responsible for all costs and expenses related thereto; and (ii) the term “Contracts” shall not include the Leases or other instruments constituting Seller’s chain of title to the Leases;

(d) the oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, products refined and manufactured therefrom or attributable thereto, and other minerals and the accounts and proceeds from the sale of all of the foregoing attributable to the Properties under the terms of the Leases or Contracts (the “Production”) from and after the Effective Time, but excluding that produced from the Excluded Wellbores;

(e) all trade credits, accounts receivable, notes receivable, take or pay amounts receivable, insurance claims, and other receivables and general intangibles attributable to the Assets from and after the Effective Time, but excluding those attributable to the Excluded Wellbores; and

(f) all files, books, records (including tax records), data, documentation, databases, maps, well logs and data, and muniments of title maintained by, or to which Seller is entitled, including, without limitation, geophysical and seismic data and other documentary information, regarding the Properties, the Contracts and the Production to the extent the transfer of such data is not prohibited under any related contracts (the “Data”); provided, however, that the term “Data” shall not include any of Seller’s files, records, or data that (i) relate to its business generally, (ii) are legal in nature (other than Leases, Contracts, and title opinions), (iii) relate to bids received from or records with respect to negotiations with, third parties pertaining to the sale of the Assets, (iv) the transfer of which is prohibited by contract or law or that would impose a transfer fee or penalty on Seller, and (v) relate to the Excluded Assets (the “Excluded Records”). To the extent any of the Data contain interpretations of Seller, Purchaser agrees to rely on such interpretations at its own risk.

3. Excluded Assets. Notwithstanding anything to the contrary in Section 2 or elsewhere in this Agreement, the “Assets” shall not include any rights with respect to the Excluded Assets. “Excluded Assets” means the following:

(a) all accounts receivable accruing to the Assets prior to the Effective Time;

(b) any Production from, or attributable to, the Assets with respect to all periods prior to the Effective Time, including, without limitation, all proceeds attributable thereto;

(c) any refunds or additional revenues accruing to the Assets and any adjustments for costs, expenses or taxes paid or borne by Seller, in each case, to the extent such refunds or revenues are attributable to the period prior to the Effective Time;

(d) except to the extent related to any Assumed Obligations, any and all proceeds from settlements of contract disputes with purchasers of Production or byproducts to the extent that such proceeds are attributable to periods of time prior to the Effective Time;

(e) except to the extent related to any Assumed Obligations, any rights and interests of Seller (i) under any policy or agreement of insurance or indemnity (including, without limitation, any rights, claims or causes of action of Seller against third parties under any indemnities or hold harmless agreements and any indemnities received in connection with Seller’s prior acquisition of any of the Assets), to the extent that such rights and interests relate to losses, damages, claims, liabilities, debts, obligations or expenses arising out of, or in connection with, the ownership of the Assets prior to the Effective Time and (ii) under any bond;

(f) any of Seller’s computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property;

(g) except to the extent related to any Assumed Obligations, all audit rights arising under any of the Contracts or otherwise with respect to the Assets for any period prior to the Effective Time or relating to any of the Excluded Assets;

(h) except to the extent related to any Assumed Obligations, all claims of Seller for refunds of or loss carry forwards with respect to (i) taxes on Production or any other taxes attributable to any period prior to the Effective Time, (ii) income or franchise taxes or (iii) any taxes attributable to the Excluded Assets;

(i) any leased equipment and other leased personal property if such property, or the contract pursuant to which it was leased, is (i) not freely transferrable without payment of a fee or other consideration, unless Purchaser has agreed in writing to pay such fee or consideration, or (ii) cancelable with no more than a 30-day notice requirement;

(j) Seller’s right, title and interest in and to the wellbores set forth on Schedule 3 (the “Excluded Wellbores”) along with personal property, equipment, fixtures and improvements located on or used or held in connection with the Leases and Lands or used or held in connection with the Production attributable to the Leases or Lands, including well pads, machinery, fixtures, tubulars, gathering systems, flow lines, pipelines, tank batteries, and other inventory attributable to any of the Excluded Wellbores;

(k) All pooling or unitization agreements or declarations of pooling or unitization related to the Excluded Wellbores;

(l) All water, disposal or injection wells located on the Lands as of the Effective Time; and

(m) the Excluded Records.

4. Purchase Price. The purchase price for the Assets shall be THIRTY MILLION NINE HUNDRED FIFTY-FOUR THOUSAND FOUR HUNDRED EIGHTY-EIGHT AND 77/100 DOLLARS ($30,954,488.77) (the “Purchase Price”). The Purchase Price shall be adjusted as provided in Section 5, and the determination of the Adjusted Purchase Price shall be made as provided in Section 13.

5. Purchase Price Adjustments. Without limiting the foregoing, the Purchase Price shall be adjusted as follows, without duplication, with the resulting adjustments to such Purchase Price herein the “Adjusted Purchase Price”: (i) upward by (A) any amounts agreed to by Seller and Purchaser; and (ii) downward by (A) all unpaid ad valorem, property, and similar taxes and assessments insofar as such unpaid taxes relate to periods prior to the Effective Time, and (B) all Expenses attributable to the Assets allocated to any period prior to the Effective Time that have been paid by Purchaser, (C) the Allocated Value for any Lease for which a consent is required but not yet obtained or subject to a preferable right not waived, and (D) and by any other amounts agreed to by Seller and Purchaser. “Expenses” means all operating expenses (including costs of insurance, rentals, shut-in payments, and overhead costs) and capital expenditures (including bonuses, broker fees, and other Lease acquisition costs, costs of drilling and completing wells, and costs of acquiring equipment) incurred in the ownership and operation of the Assets in the ordinary course of business, but excluding (without limitation) liabilities, losses, costs, expenses, and damages attributable to: (i) claims, investigations, administrative proceedings, arbitration or litigation directly or indirectly arising out of or resulting from actual or claimed personal injury, illness or death; property damage; environmental damage or contamination; other torts; private rights of action given under any law; or violation of any law; (ii) obligations to plug and/or abandon wells, dismantle, decommission or remove facilities, clear sites, and/or restore the surface around such wells or facilities; (iii) obligations to remediate any contamination of groundwater, surface water, soil, sediments, or Equipment; (iv) title and environmental claims; (v) claims of improper calculation or payment of royalties; (vi) gas balancing and other production balancing obligations; (vii) taxes; (viii) title and environmental curative actions; and (ix) any claims for indemnification, contribution, or reimbursement from any third party with respect to liabilities, losses, costs, and expenses of the type described in preceding clauses (i) through (viii), whether such claims are made pursuant to contract or otherwise.

6. Allocated Values. The Purchase Price shall be allocated among the Assets as set forth in Schedule 6 hereto (collectively, the “Allocated Values”). The Parties agree to be bound by the Allocated Values set forth in Schedule 6 for all purposes hereof. The Parties further agree that for the purpose of making the requisite filings under Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, the Purchase Price and any liabilities assumed by Purchaser under this Agreement that are treated as consideration for tax purposes shall be allocated among the Assets in a manner consistent with the Allocated Values, as set forth on Schedule 6 (the “Tax Allocation”). The Parties each agree to report, and to cause their respective affiliates (as applicable) to report, the federal, state, and local income and other tax consequences of the transactions contemplated hereby, and in particular, to report the information required by Section 1060(b) of the Code, and to jointly prepare Form 8594 (Asset Acquisition Statement under Section 1060 of the Code) as promptly as possible following the Effective Time and in a manner consistent with the Tax Allocation to take into account subsequent adjustments to the Purchase Price, including any adjustments pursuant to this Agreement, and shall not take any position inconsistent therewith upon examination of any tax return, in any refund claim, in any litigation, investigation or otherwise, unless required to do so by any laws after notice to and discussions with the other Party, or with such other Party’s prior consent.

7. Effective Time. The sale of the Assets shall be effective as of 7:00 a.m. at the location of the Properties on January 1, 2017 (the “Effective Time”).

8. Seller’s Representations. Each Seller (severally and not jointly) represents and warrants to Purchaser as of the date hereof:

(a) Existence. Seller is duly formed, validly existing and in good standing under the laws of its state of formation or incorporation, and has full legal power, right and authority to carry on its business as such is now being conducted and as contemplated to be conducted.

(b) Legal Power. Seller has the legal power and right to enter into and perform this Agreement and the transactions it contemplates for Seller. The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any provision of Seller’s governing documents; or (ii) any judgment, order, ruling or decree applicable to Seller as a party in interest or any law applicable to Seller’s interest in any of the Assets, except (x) as would not, individually or in the aggregate, have a material adverse effect, or (y) as to rights to consent by, required notices to, filings with, approval or authorizations of, or other actions by any governmental authorities where the same are not required prior to the assignment of the related Asset, or which are customarily obtained subsequent to the sale or conveyance thereof (“Customary Post-Closing Consents”).

(c) Execution. The execution, delivery and performance of this Agreement and the transactions it contemplates for Seller are duly and validly authorized by the requisite corporate or other action on the part of Seller. This Agreement has been duly executed and delivered by Seller (and all documents this Agreement requires be executed and delivered by Seller hereunder will be duly executed and delivered by Seller) and this Agreement constitutes, and the other documents will constitute, the valid and binding obligations of Seller, enforceable against Seller in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar laws affecting the rights and remedies of creditors generally as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) Litigation. (a) No litigation, arbitration, demands, investigations or other proceeding is pending or, to Seller’s knowledge, threatened against Seller, and, to Seller’s knowledge, no litigation, arbitration, demands, investigation or other proceeding is pending or threatened against the Properties, before any court, arbitrator or governmental authority; and (b) neither Seller, its affiliates nor, to Seller’s knowledge any of the Properties is subject to any outstanding injunction, judgment, order, decree or ruling relating to the Properties. There is no litigation, proceeding or investigation pending, or to Seller’s knowledge, threatened against or affecting Seller that questions the validity or enforceability of this Agreement or any other document, instrument or agreements to be executed and delivered by Seller in connection with the transactions contemplated hereby.

(e) Contracts. (i) To the best of Seller’s knowledge, Seller is not in breach or default in any material respect under any Contract. Seller has paid (or has caused its representative to pay) all expenses of the Properties under the Contracts, all Contracts are in full force and effect in all material respects, and Seller has provided Purchaser with true, complete and correct copies of each Contract.

(ii) Schedule 8(e)(ii) sets forth, to the best of Seller’s knowledge and belief, all of the following Contracts, to which any of the Properties will be bound as of the Closing: (a) any agreement or contract for the sale, exchange, or other disposition of hydrocarbons produced from or attributable to Seller’s interest in the Properties that is not cancelable without penalty or other material payment on not more than 30 days prior written notice; (b) any agreement of or binding upon Seller to sell, lease, farmout, or otherwise dispose of any interest in any of the Properties after the date hereof, other than conventional rights of reassignment arising in connection with Seller’s surrender or release of any of the Properties; (c) any tax partnership agreement of or binding upon Seller that would be binding upon Purchaser or any of the Properties after Closing; (d) confidentiality agreements, areas of mutual interest or non-competition agreements, favored nations agreements or any agreements that purport to restrict, limit, or prohibit a person from engaging in any line of business or the manner in which, or the locations at which, Seller (or Purchaser, as successor in interest to Seller) conducts business; (e) contracts for the gathering, treatment, processing, storage, or transportation of hydrocarbons; (f) joint operating agreements, unit operating agreements, unit agreements, or other similar agreements; (g) indentures, mortgages or deeds of trust, loans, credit or note purchase agreements, sale-lease back agreements, guaranties, bonds, letters of credit, or similar financial agreements; and (h) other agreements, excluding the Leases, that could reasonably be expected to result in (A) aggregate payments by Seller (net to the interest of Seller) of more than $50,000 or (B) revenues (net to the interest of Seller) of more than $50,000 during the current or any subsequent calendar year.

(f) Compliance with Laws; Permits. To the best of Seller’s knowledge, at all times during Seller’s ownership of the Properties, the Properties have been operated in material compliance with, all applicable laws. There exists no continuing or uncured violation on the part of Seller or any of Seller’s representatives of any license or permit which violation would singly or in the aggregate, adversely affect in any material respect the ownership, operation or value of the Properties.

(g) Environmental Laws. To the best of Seller’s knowledge, (i) (A) There is no hazardous substance, contamination of groundwater, surface water, soil or otherwise at, on under or from the Properties with respect to which material remediation is presently required and (B) there has been no exposure of any person to hazardous substances in connection with or relating to the Properties or the ownership or operation thereof which could reasonably be expected to result in material, uncured violation of or material, uncured liabilities under applicable environmental laws; (ii) there are no actions, suits or proceedings pending of which Seller has received service or written notice, or to Seller’s knowledge, threatened, before any governmental authority or arbitrator with respect to the Properties alleging material violations of, or material liabilities under, environmental laws, or claiming material remediation obligations; (iii) Seller has received no written notice from any governmental authority of any alleged or actual material violation or non-compliance with, or material liability under, any environmental law or of material non-compliance with the terms or conditions of any environmental permits, arising from, based upon, associated with or related to the Properties or the ownership or operation thereof that remains unresolved as of the date hereof; and (iv) Seller has made available to Purchaser any site assessments, in each case, prepared by third parties, relating to the Properties that are in the possession or control of Seller and have been prepared with the five (5) years preceding the date hereof.

(h) Wells. There are no inactive wells that Seller is currently obligated by applicable law or contract to plug or abandon or that are currently subject to exceptions to a requirement to plug or abandon issued by a governmental authority.

(i) Consents and Preferential Purchase Rights. To the best of Seller’s knowledge, except as set forth on Schedule 8(i) there are no consents or preferential purchase rights that are applicable in connection with the transactions contemplated by this Agreement.

(j) Liens and Encumbrances. To the best of Seller’s knowledge, except as provided in the Contracts identified in Schedule 8(e)(ii), the Properties are not subject to any claim, lien, mortgage, security interest, pledge, charge, option, or encumbrance of any kind.

(k) No Operations. Except for the drilling of the Excluded Wellbores and the Well, Seller has not conducted oil and gas exploration, development or production operations on the Properties, or any lands pooled or unitized therewith.

(l) Commitments or Proposals. (a) Seller has incurred no expenses, and has made no commitments to make expenditures in connection with the ownership or operation of the Properties after the Effective Date, and (b) no proposals are currently outstanding by Seller or, to Seller’s knowledge, other working interest owners to drill any well.

(m) Production Sales Contracts. There exist no agreements or arrangements for the sale of Seller’s share of oil and gas produced from the Properties (including calls on, or other rights to purchase, production, whether or not the same are currently being exercised) other than (a) production sales contracts disclosed in Schedule or (b) agreements or arrangements which are cancelable on ninety (90) days notice or less without penalty or detriment.

(n) Payment of Expenses and Royalties; Leases. (i) To the best of Seller’s knowledge, all expenses (including all bills for labor, materials and supplies used or furnished for use in connection with the Properties, and all taxes) relating to the ownership or operation by Seller of its interest in the Properties, have been, and are being, paid (timely, and before the same become delinquent) by Seller, except such expenses and taxes as are disputed in good faith by Seller and set forth on Schedule 8(n)(i). Seller is not delinquent with respect to its obligations to bear costs and expenses relating to the development and operation of the Properties. To the best of Seller’s knowledge, all royalties, overriding royalties, compensatory royalties and other payments due from or in respect of production with respect to the Properties, have been or will be, prior to the Closing, properly and correctly paid. (ii) To the best of Seller’s knowledge, all Leases have been maintained in according to their terms, in compliance with the agreements to which the Leases are subject, are presently in full force and effect, and there has not occurred any event, fact or circumstance which, with the lapse of time or the giving of notice, or both, would constitute such a breach or default of the Leases on behalf of the Seller or with respect to any other parties, and Seller has not received a notice from a lessor or other third party that Seller is in default of any such Lease.

(o) Commitments or Proposals. (a) Seller has incurred no expenses, and has made no commitments to make expenditures in connection with the ownership or operation of the Properties after the Effective Date, other than routine expenses incurred in the normal operation of the Excluded Wellbores; and (b) no proposals are currently outstanding by Seller or, to Seller’s knowledge, other working interest owners to drill additional wells on the Properties, or to deepen, plug back, or rework any Excluded Wellbores, or to abandon any Excluded Wellbore.

(p) Hedging Transactions. There are no outstanding hedging transactions applicable to the Properties.

(q) Broker’s Fees. No broker or finder is entitled to any brokerage or finder’s fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Seller for which Purchaser has or will have any liabilities or obligations (contingent or otherwise).

(r) Taxes. All ad valorem, property, production, severance, excise and similar taxes based upon or measured by the ownership of any of the Properties that have become due and payable during the period prior to the Effective Time have been timely and properly paid.

(s) Suspense Funds. No third party funds or other proceeds of production attributable to the Properties are held in suspense by Seller or by the applicable operator of the Wells.

(t) Non-Consent Operations. Except as to the Well, no operations are being conducted or have been conducted on the Properties with respect to which Seller has elected to be a non-consenting party under the applicable governing agreement and with respect to which all of Seller’s rights have not yet reverted to it.

(u) Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to Seller’s knowledge, threatened against Seller.

9. Purchaser’s Representations. Purchaser represents and warrants to Seller as of the date hereof:

(a) Purchaser’s Existence. Purchaser is duly formed, validly existing and in good standing under the laws of the State of Delaware, and has full legal power, right and authority to carry on its business as such is now being conducted and as contemplated to be conducted.

(b) Legal Power. Purchaser has the legal power and right to enter into and perform this Agreement and the transactions it contemplates for Purchaser. The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any provision of Purchaser’s governing documents; or (ii) any judgment, order, ruling or decree applicable to Purchaser as a party in interest or any law applicable to Purchaser’s interest in any of the Assets after the transfer hereunder, except (x) as would not, individually or in the aggregate, have a material adverse effect, or (y) as to Customary Post-Closing Consents.

(c) Execution. The execution, delivery and performance of this Agreement and the transactions it contemplates for Purchaser are duly and validly authorized by the requisite corporate or other action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser (and all documents this Agreement requires be executed and delivered by Purchaser hereunder will be duly executed and delivered by Purchaser) and this Agreement constitutes, and the other documents will constitute, the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar laws affecting the rights and remedies of creditors generally as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) Independent Investigation. Purchaser has been afforded an opportunity to (i) examine the Assets, including the Data, and such materials and documents as it has requested to be provided to it by Seller, (ii) discuss with representatives of Seller such materials and the nature and operation of the Assets and (iii) investigate the condition of the Properties and Contracts. In entering into this Agreement,

Purchaser has relied solely on the express representations and covenants of Seller in this Agreement, its independent investigation of, and judgment with respect to, the Equipment and the other Assets and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and not on any comments or statements of any representatives of, or consultants or advisors engaged by, Seller.

(e) Litigation. There is no litigation, proceeding or investigation pending, or to Purchaser’s knowledge, threatened against or affecting Purchaser that questions the validity or enforceability of this Agreement or any other document, instrument or agreements to be executed and delivered by Purchaser in connection with the transactions contemplated hereby.

(f) Broker’s Fees. No broker or finder is entitled to any brokerage or finder’s fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Purchaser for which Seller has or will have any liabilities or obligations (contingent or otherwise).

(g) Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to Purchaser’s knowledge, threatened against Purchaser

(h) Qualifications. As of the Execution Date, Purchaser is qualified to own and assume operatorship (or to continue operatorship) of the Properties, and the consummation of the transactions contemplated by this Agreement will not cause Purchaser to be disqualified as such owner or operator. Prior to the Execution Date, Purchaser has obtained and will maintain in effect, lease bonds and any other surety bonds as may be required by, and in accordance with, all applicable laws governing the ownership and operation of the Properties. Purchaser will file any and all required reports necessary for the aforementioned operations with all governmental authorities having jurisdiction over such operations. To Purchaser’s knowledge, there are no matters or circumstances applicable to Purchaser that would preclude or inhibit unconditional approval by governmental authorities of the assignment of the Properties from the Seller to Purchaser.

(i) Financing. As of the Execution Date, Purchaser has sufficient cash, available lines of credit or other sources of immediately available funds (in United States dollars) to enable Purchaser to pay the Adjusted Purchase Price to the Seller on the Execution Date and to pay all expenses incurred by Purchaser in connection with this Agreement and the transactions contemplated hereby.

(j) Investment. Purchaser is an experienced and knowledgeable investor in the oil and gas business. Prior to entering into this Agreement, Purchaser was advised by and has relied solely on its own legal, tax and other professional counsel concerning this Agreement, the Assets and the value thereof. In making the decision to enter into this Agreement and consummate the transactions contemplated hereby, Purchaser has relied solely on the basis of its own independent valuation and due diligence investigation of the Assets.

10. Closing.

(a) Consummation of the purchase and sale transaction as contemplated by this Agreement (the “Closing”) shall occur contemporaneously with the execution of this Agreement and shall be conditioned upon the following:

(i) The Parties shall execute and deliver an assignment in the form of the Assignment and Bill of Sale attached hereto as Exhibit B (the “Assignment and Bill of Sale”) for the conveyance of the Assets from Seller to Purchaser., save and except any Leases identified on Schedule 8(i) upon which consents and/or preferential right waivers have yet to be obtained. For the avoidance of doubt, at Closing Seller will deliver and receive consideration for (i) those Leases not subject to any consent or preferential right, (ii) those Leases subject to a consent that has been obtained or waived, (iii) those Leases subject to a preferential right that has been waived, or (iv) those Leases subject to a consent or preferential right requirement that has been waived by Purchaser.

(ii) Purchaser shall deliver to Seller in immediately available funds and pursuant to any wiring instructions provided by Seller an amount equal to the Purchase Price less any amounts withheld because of the failure to obtain a consent or waiver of a preferential right. Each Seller appoints Prime Operating Company to receive all payments of the Purchase Price, and shall hold Purchaser harmless from any claim for payments so delivered. Prime Operating Company shall deliver to each Seller its allocated share of the Purchase Price.

(iii) Seller shall deliver a certificate of non-foreign status in form and substance satisfactory to Purchaser.

(iv) The Parties shall deliver such additional documents as are customary in similar transactions as might be reasonably requested by the other Party.

(b) Closing shall occur on or before January 23, 2017. Should Closing fail to occur by January 25, 2017, this Agreement shall terminate and will be of no further force and effect.

(c) After Closing, if, as and when consents to assign or waivers of a preferential right in form and substance satisfactory to Purchaser are obtained as to a Lease identified on Schedule 8(i), Purchaser shall pay to Seller the Allocated Value attributable to such Lease. Leases for which consents or waivers of a preferential right have not been obtained within thirty (30) days following Closing shall be excluded from this Agreement, unless Purchaser waives obtaining consent or waiver. Likewise, if, as and when consents to assign or waivers of preferential rights are obtained, Seller shall, upon delivery of consideration allocated to the affected Lease(s), provide an additional assignment of said Lease(s) to Purchaser, in the same form as Exhibit B.

11. Allocation of Expenses and Revenues. Seller shall be entitled to all amounts realized from and accruing to the Assets prior to the Effective Time including the right to all Production, storage, processing and inventory and shall be responsible for all Expenses for the ownership, development and operation of the Assets prior to the Effective Time. Purchaser shall be entitled to any amounts realized from and accruing to the Assets on or after the Effective Time and shall be responsible for all Expenses for the ownership, development and operation of the Assets on or after the Effective Time.

12. Taxes. Severance and other production taxes attributable to the Production shall be the obligation of the Party entitled to such Production. All other property taxes and ad valorem taxes assessed against the Properties shall be prorated between Seller and Purchaser as of the Effective Time if and as paid, whether before or after the post-closing accounting (as set forth in Section 13)

13. Post-Closing Accounting. A post-Closing accounting shall be held no later than ninety (90) days after the date hereof. The Final Settlement Statement shall be prepared by Purchaser and approved by both Parties. Such account shall be settled between the Parties by the payment of cash, as appropriate, pursuant to a final settlement statement setting forth any adjustments to the Purchase Price made in accordance with Section 5 and taking into account any payments related to such matters made as of the date hereof (the “Final Settlement Statement”).

14. Survival. All of the covenants, agreements, representations and warranties (other than the Fundamental Representations) made by the Parties in this Agreement shall survive the Closing, in each case, for a period of 12 months, and they shall not be merged into or superseded by the Assignment and Bill of Sale or other documents delivered hereunder. The representations and warranties set forth in Sections 8(a), 8(b), 8(c), 8(q), 9(a), 9(b), 9(c) and 9(f) (the “Fundamental Representations”) shall survive the Closing indefinitely, and they shall not be merged into or superseded by the Assignment and Bill of Sale or other documents delivered hereunder.

15. Disclaimers. OTHER THAN THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT AND IN THE ASSIGNMENT AND BILL OF SALE, SELLER MAKES NO, AND EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (VI) THE PRODUCTION OF PETROLEUM SUBSTANCES FROM THE ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, ENVIRONMENTAL CONDITION, QUALITY, SUITABILITY, DESIGN, OR MARKETABILITY OF THE ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO PURCHASER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND ANY DOCUMENTS EXECUTED HEREUNDER OR ANY DISCUSSION OR PRESENTATION RELATING THERETO OR (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW, AND FURTHER DISCLAIM ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ASSETS ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT PURCHASER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS PURCHASER DEEMS APPROPRIATE.

16. Assumed and Retained Obligations.

(a) Subject to Seller’s indemnity obligations set forth in Section 18, Purchaser hereby assumes all duties, obligations and liabilities of every kind and character with respect to the Assets or the ownership or operation thereof occurring at or after the Effective Time arising out of (i) the terms and conditions of the Contracts or Leases comprising all or any part of the Assets; (ii) the physical condition of the Assets; (iii) obligations to properly plug and abandon or re-plug or re-abandon or remove wells, flowlines, gathering lines or other facilities, equipment or other personal property or fixtures comprising part of the Assets; (iv) obligations to restore the surface of the Properties and obligations to bring the Properties into compliance with applicable environmental laws (including conducting any remediation activities that may be required on or otherwise in connection with activities on the Properties); and (v) any other duty, obligation, event, condition, or liability expressly assumed by Purchaser under the terms of this Agreement or any document executed in connection herewith (the “Assumed Obligations”).

(b) Subject to Purchaser’s indemnity obligations set forth in Section 17, Seller hereby retains all duties, obligations and liabilities of every kind and character with respect to (i) the items in subparts (i) - (v) in Section 16(a) above to the extent occurring prior to the Effective Time, (ii) actions, suits or proceedings against Seller or with respect to the Assets that are pending or threatened in writing as of the Closing Date; (iii) any personal injury or death occurring on or attributable to the Assets prior to the Closing Date; (iv) the payment or mis-payment of royalties, rentals and other similar payments prior to the Closing Date; (v) the payment or mis-payment of any property taxes and/or ad valorem taxes prorated and allocable to Seller pursuant Section 12; and (vi) the Excluded Assets (collectively, the “Retained Obligations”).

17. Purchaser’s Indemnification. PURCHASER SHALL HEREAFTER RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS SELLER AND SELLER’S INTEREST HOLDERS, PARTNERS, MEMBERS, MANAGERS, AFFILIATES, AND ITS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, MANAGERS, EMPLOYEES, AGENTS, SPONSORS, PARTNERS, REPRESENTATIVES, MEMBERS, SHAREHOLDERS, AFFILIATES, SUBSIDIARIES, SUCCESSORS, HEIRS AND ASSIGNS (COLLECTIVELY, THE “SELLER INDEMNITEES”) FROM AND AGAINST ANY AND ALL LOSSES AS A RESULT OF, ARISING OUT OF, OR RELATED TO (I) ANY BREACH OF ANY REPRESENTATION OR WARRANTY OF PURCHASER CONTAINED HEREIN OR IN ANY CERTIFICATE, DOCUMENT OR OTHER INSTRUMENT DELIVERED BY OR ON BEHALF OF PURCHASER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, TO THE EXTENT AND ONLY UNTIL THE TERMINATION DATE OF EACH SUCH REPRESENTATION OR WARRANTY; (II) ANY BREACH OF OR FAILURE BY PURCHASER TO PERFORM ANY COVENANT OR OBLIGATION CONTAINED HEREIN, TO THE EXTENT AND ONLY UNTIL THE TERMINATION DATE OF EACH SUCH COVENANT OR OBLIGATION; AND (III) ANY OF PURCHASER’S ASSUMED OBLIGATIONS, REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL FAULT OF ANY OF THE SELLER INDEMNITEES, BUT EXCLUDING SELLER INDEMNITEES’ GROSS NEGLIGENCE AND WILLFUL MISCONDUCT, WHICH INDEMNIFICATION OBLIGATION SHALL SURVIVE INDEFINITELY. FROM AND AFTER THE DATE HEREOF, INDEMNIFICATION UNDER THIS SECTION 17 SHALL BE SELLER’S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO ANY BREACH HEREUNDER. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN THE EVENT THAT A CLAIM FOR INDEMNIFICATION IS TIMELY MADE WITHIN THE APPLICABLE SURVIVAL PERIOD SET FORTH ABOVE, SUCH SURVIVAL PERIOD SHALL BE EXTENDED (SOLELY WITH RESPECT TO SUCH CLAIM FOR INDEMNIFICATION TIMELY MADE WITHIN THE APPLICABLE SURVIVAL PERIOD SET FORTH ABOVE) UNTIL THE FINAL RESOLUTION OF SUCH CLAIM.

18. Seller’s Indemnification. SELLER SHALL HEREAFTER RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS PURCHASER AND PURCHASER’S INTEREST HOLDERS, PARTNERS, MEMBERS, MANAGERS, AFFILIATES, AND ITS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, MANAGERS, EMPLOYEES, AGENTS, SPONSORS, PARTNERS, REPRESENTATIVES, MEMBERS, SHAREHOLDERS, AFFILIATES, SUBSIDIARIES, SUCCESSORS, HEIRS AND ASSIGNS (COLLECTIVELY, THE “PURCHASER INDEMNITEES”) FROM AND AGAINST ANY AND ALL LOSSES AS A RESULT OF, ARISING OUT OF, OR RELATED TO (I) ANY BREACH OF ANY REPRESENTATION OR WARRANTY OF SELLER CONTAINED HEREIN OR IN ANY CERTIFICATE, DOCUMENT OR OTHER INSTRUMENT DELIVERED BY OR ON BEHALF OF SELLER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, TO THE EXTENT AND ONLY UNTIL THE TERMINATION DATE OF EACH SUCH REPRESENTATION OR WARRANTY; (II) ANY BREACH OF OR FAILURE BY SELLER TO PERFORM ANY COVENANT OR OBLIGATION CONTAINED HEREIN, TO THE EXTENT AND ONLY UNTIL THE TERMINATION DATE OF EACH SUCH COVENANT OR OBLIGATION, AND (III) ANY OF SELLER’S RETAINED OBLIGATIONS, REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF ANY OF THE PURCHASER INDEMNITEES, BUT EXCLUDING PURCHASER INDEMNITEES’ GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, WHICH INDEMNIFICATION OBLIGATION SHALL SURVIVE INDEFINITELY. FROM AND AFTER THE DATE HEREOF, INDEMNIFICATION UNDER THIS

SECTION 18 SHALL BE PURCHASER’S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO ANY BREACH HEREUNDER. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN THE EVENT THAT A CLAIM FOR INDEMNIFICATION IS TIMELY MADE WITHIN THE APPLICABLE SURVIVAL PERIOD SET FORTH ABOVE, SUCH SURVIVAL PERIOD SHALL BE EXTENDED (SOLELY WITH RESPECT TO SUCH CLAIM FOR INDEMNIFICATION TIMELY MADE WITHIN THE APPLICABLE SURVIVAL PERIOD SET FORTH ABOVE) UNTIL THE FINAL RESOLUTION OF SUCH CLAIM.

19. Claim Notice. To make a claim under Section 17 or Section 18 (as applicable), the Party entitled to indemnification (the “Indemnified Party”) must notify the Party having an obligation under Section 17 or Section 18 (as applicable) (the “Indemnifying Party”) of its claim under this Section 19 (a “Claim”), including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). The Indemnifying Party shall have 30 days from its receipt of the Claim Notice (a) to cure the Losses complained of, (b) to admit its liability for those Losses, or (c) to dispute the claim for those Losses. If the Indemnifying Party does not notify the Indemnified Party within this 30-day period that it has cured the Losses or that it disputes the claim for those Losses, the amount of those Losses shall conclusively be deemed a liability of the Indemnifying Party.

20. Exclusive Remedy. Notwithstanding anything to the contrary contained in this Agreement, from and after the date hereof, Seller’s and Purchaser’s sole and exclusive remedy against each other with respect to the purchase and sale of the Assets shall be pursuant to the express provisions of this Agreement and the Assignment and Bill of Sale.

21. WAIVER OF CONSUMER RIGHTS. PURCHASER HEREBY WAIVES ITS RIGHTS UNDER THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE, OF THE TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF PURCHASER’S OWN SELECTION, PURCHASER HEREBY VOLUNTARILY CONSENTS TO THIS WAIVER. TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT PURCHASER (A) IS IN THE BUSINESS OF SEEKING OR ACQUIRING, BY PURCHASE OR LEASE, GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE, (B) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED HEREBY, AND (C) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION.

22. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement.

23. Binding Agreement. This Agreement shall bind and inure to the Parties hereto and their respective successors and assigns.

24. Notices. All notices that are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing, in English and delivered personally, by facsimile or by recognized courier service, as follows:

If to Seller:	PrimeEnergy Corporation 9821 Katy Freeway, Ste. 1050 Houston, TX 77024 Attention: Kevin M. Fortney Telephone: 713.735.0000 Facsimile: 713.735.0090

If to Purchaser:
Guidon Operating LLC 400 E. Las Colinas Blvd., Suite 900 Irving, Texas 75039 Attention: Land Department Telephone: (972) 427-1698 Facsimile: (469) 677-1783

Either Party may change its address for notice by notice to the other in the manner set forth above. All notices shall be deemed to have been duly given at the time of receipt by the Party to which such notice is addressed.

25. Sales or Use Tax, Recording Fees and Similar Taxes and Fees. Notwithstanding anything to the contrary in this Agreement, Purchaser shall bear any sales, use, excise, real property transfer or gain, gross receipts, goods and services, registration, capital, documentary, stamp or transfer taxes, recording fees, and similar taxes and fees incurred and imposed upon, or with respect to, the property transfers or other transactions contemplated hereby. Should Seller or any affiliate thereof pay any amount for which Purchaser is liable under this Section 25, Purchaser shall, promptly following receipt of Seller’s invoice, describing the amount in reasonable detail, reimburse the amount paid. If such transfers are exempt from any such taxes or fees upon the filing of an appropriate certificate or other evidence of exemption, Purchaser shall timely furnish to Seller such certificate or evidence.

26. Expenses. Except as otherwise provided in this Agreement, all expenses incurred by Seller in connection with or related to the authorization, preparation or execution of this Agreement, and the exhibits hereto, and all other matters related hereto, including all fees and expenses of counsel, accountants, brokers and financial advisers employed by Seller, shall be borne solely and entirely by Seller, and all such expenses incurred by Purchaser shall be borne solely and entirely by Purchaser.

27. Records.

(a) As soon as practicable, but in no event later than 30 days after the date hereof, Seller shall deliver or cause to be delivered to Purchaser any Data that is in the possession of Seller or its affiliates, subject to the next sentence. Seller may retain the originals of those records relating to tax and accounting matters and provide Purchaser, at its request, with copies of such records other than records that pertain solely to income tax matters related to the Assets. Seller may retain copies of any other records.

(b) Purchaser, for a period of two years following the date hereof, shall:

(i) retain the Data;

(ii) provide Seller, its affiliates, and each of their respective representatives with reasonable access to the records during normal business hours for review and copying at Seller’s expense; and

(iii) provide Seller, its affiliates, and each of their respective representatives with reasonable access, during normal business hours, to (A) materials received or produced relating to Seller’s obligations under this Agreement, in each case, for review and copying at Seller’s expense and (B) to Purchaser’s personnel for the purpose of discussing any such matter or claim.

28. Governing Law. This Agreement and the legal relations between the Parties shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws that would direct the application of the laws of another jurisdiction.

29. Jurisdiction; Jury Waiver. THE PARTIES CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE OTHER DOCUMENTS EXECUTED PURSUANT TO OR IN CONNECTION WITH THIS AGREEMENT. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR THE OTHER DOCUMENTS EXECUTED PURSUANT TO OR IN CONNECTION WITH THIS AGREEMENT SHALL BE LITIGATED (IF AT ALL) ONLY IN THE DISTRICT COURTS OF TEXAS IN DALLAS COUNTY OR (IF IT HAS JURISDICTION) THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

30. Entire Agreement. This Agreement and the documents to be executed hereunder and the Exhibits attached hereto constitute the entire agreement among the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof; provided, however, any confidentiality, non-disclosure or similar agreements executed prior to the date hereof by the Parties shall continue to survive pursuant to the terms of such agreement(s).

31. Further Assurances. After Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other Parties for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.

32. No Third-Party Beneficiaries. Nothing in this Agreement shall entitle any person other than Purchaser and Seller to any claim, cause of action, remedy or right of any kind, except the rights expressly provided to the persons described in this Agreement.

33. Severability. If any provision of this Agreement, or any application thereof, is held invalid, illegal, or unenforceable in any respect under any law, this Agreement shall be reformed to the extent necessary to conform, in each case consistent with the intention of the Parties, to such law, and, to the extent such provision cannot be so reformed, then such provision (or the invalid, illegal, or unenforceable application thereof) shall be deemed deleted from (or prohibited under) this Agreement, as the case may be, and the validity, legality, and enforceability of the remaining provisions contained herein (and any other application of such provision) shall not in any way be affected or impaired thereby.

34. Time of the Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a business day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a business day), then the date for giving such notice or taking such action (and the expiration of such period during which notice is required to be given or action taken) shall be the next day which is a business day.

35. Limitation on Damages. Notwithstanding anything to the contrary contained herein, neither Purchaser nor Seller, nor any of their respective affiliates shall be entitled to consequential, special, or punitive damages in connection with this Agreement and the transactions contemplated hereby (other than consequential, special, or punitive damages suffered by third party for which responsibility is allocated between the Parties pursuant to this Agreement) and Purchaser and Seller, for themselves and on behalf of their respective affiliates, hereby expressly waive any right to consequential, special, or punitive damages in connection with this Agreement and the transactions contemplated hereby (other than consequential, special, or punitive damages suffered by third party for which responsibility is allocated between the Parties pursuant to this Agreement).

36. Limitations as to Excluded Wellbores.

(a) As part of the consideration for the purchase of the Assets, Seller acknowledges that it retains no right to drill any additional wells on the Leases, even to replace an Excluded Wellbore that is lost for mechanical or any other reason. Furthermore, Seller will have no right to deepen or recomplete an Excluded Wellbore. Seller may plug back an Excluded Wellbore and may rework an Excluded Wellbore in any zone from which such Excluded Wellbore is producing as of the Effective Time. In connection with the retention of the Excluded Wellbores, Seller also will retain:

(i) all related personal property and equipment and the right to produce the Excluded Wellbores and save and sell the production attributable to said Excluded Wellbores, subject to the terms of this Agreement;

(ii) Subject to all the terms of this Agreement, sufficient rights in the Leases to produce the Excluded Wellbores under the applicable Texas Railroad Commission rules; and

(iii) Equal and concurrent access to the surface of the Lands, in accordance with the terms of the Leases, for ingress and egress to operate the Excluded Wellbores and performing other functions reasonably necessary to produce hydrocarbons from the Excluded Wellbores.

(b) After Closing, if there are existing joint operating agreements binding on the Leases Seller will use its best efforts, to obtain on or before April 1, 2017:

(i) a valid and properly executed release of the Leases from the terms of such joint operating agreements except as to the Excluded Wellbores, in a form acceptable to Purchaser in its sole discretion, so that Purchaser may operate the undeveloped portions of the Leases free and clear of the applicable joint operating agreement or agreements; or

(ii) a valid and properly executed amendment to the applicable joint operating agreement or agreements, in a form acceptable to Purchaser in its sole discretion, providing for:

(1) Purchaser to operate the wells drilled by Purchaser on the Leases, notwithstanding that Seller remains as operator of the Excluded Wellbores; and

(2) Waiving any claims by the remaining working interest owners with respect to the maintenance of uniform interest provisions in the applicable agreements, if any. The document referred to in (i) or (ii), as applicable will be referred to as the “OA Instrument.”

(c) In the event Seller fails to deliver the OA Instruments as required, Seller will hold Purchaser harmless from and against any claims by working interest owners under any joint operating agreements arising or resulting from the conveyance of the Leases to Purchaser, including but not limited to claims for violation of the maintenance of uniform interest provision under any such joint operating agreement.

(d) Seller agrees that it will provide all reasonable support requested by Purchaser for obtaining permits, field rules, determinations, approvals, and any other action from the Texas Railroad Commission, including but not limited to Rule 37 and Rule 38 density exceptions and Statewide Rule 40(d) (16 Texas Admin. Code §3.40(d)) exceptions necessary to permit duplicate assignment of acreage, that may be necessary or useful in the formation of units and/or the drilling of any wells on the Leases by Purchaser, . Such support may include, but is not limited to, the submission of support and waiver letters to the RRC. Any requested filings or letters shall be provided within fourteen (14) days following the request.

(e) In connection with operation of Excluded Wellbores:

(i) If an Excluded Wellbore that is the last producing well on a Lease or a segregated portion of a Lease that is treated separately for purposes of lease maintenance is shut-in or fails to produce for fourteen (14) consecutive days, Seller must notify Purchaser in writing as soon as reasonably possible, but in no event later than seven (7) days after such fourteen (14) day period (such notice, an “Event Notice”). The Event Notice shall state whether Seller intends to take steps to attempt to return the Excluded Wellbore to production.

(ii) Upon receipt of an Event Notice stating that Seller will not take steps to attempt to return the relevant Excluded Wellbore to production, Purchaser will have the option to receive an assignment of Seller’s interest in the applicable Excluded Wellbore and assume operations of the affected Excluded Wellbore by giving Seller written notice within fourteen (14) days of receiving the Event Notice, and paying Seller the Salvage Value, unless Seller demonstrates to Purchaser’s reasonable satisfaction that the event that is the subject of the Event Notice has been or will be cured. The term “Salvage Value” means the excess, if any, of the value of the personal property and equipment associated with the applicable Excluded Wellbore, but specifically excluding any personal property and/or equipment which is still being utilized by Seller, less the estimated cost of plugging the Excluded Wellbore and restoring the surface of the affected portion of the Land. If the estimated cost of plugging exceeds the value of the personal property and equipment, no money will change hands upon this assignment and Purchaser will assume the obligation to properly plug and abandon the Excluded Wellbore. If Purchaser exercises its option to acquire such Excluded Wellbore the assignment from the Seller to Purchaser will be in the form of the Excluded Wellbore assignment attached as Exhibit “C”. The obligations under this Section 36 will terminate three (3) years after the Effective Time.

(f) If, within three (3) years after the Effective Time, Seller (i) extends or renews any Lease covering any portion of the Lands, or (ii) takes a new lease covering any interest previously covered by a Lease that has terminated or expired and covers any portion of the Lands within two years of the date such Lease terminated, expired, or would have terminated absent the renewal or extension; or (iii) acquires additional undivided interests in the Leases; to the extent such additional interests cover the Lands (any such new lease, renewal, extension or additional undivided interest on Lands will be referred to herein as an “Interest” or collectively as “Interests”), Seller shall, within thirty (30) days of finalizing the acquisition, offer to the Purchaser the right to purchase the Interest by paying the Seller’s costs (such costs to include, but are not necessarily limited to, lease bonus, option payments, broker fees, filing fees and cost of third party title examination). If an acquisition of Interests includes Interests in Outgoing Lands and other lands, the Seller will only be required to offer the Interests in Lands. When less than all tracts covered by an acquisition of several Interests is offered, the Seller’s cost applicable to the Interests offered will be that portion of the total cost equal to the ratio of the offered Interests to the total acquisition on a net acre basis. If two or more Interests are included in a single notice, the Purchaser will have the right to make separate elections as to each of the acquired Interests.

(i) An offer made pursuant to this provision must be in writing and include sufficient information for the Purchaser to reasonably evaluate the offer, including, a complete description of the acquired Interest and information specifying the number of gross and net acres, existing overriding royalties or other burdens affecting the Interest, the purchase price and the terms of the acquisition, as well as the actual acquisition costs, the obligations required to earn such interest, including bonus considerations or equivalent if other than cash, broker’s fees, recording fees, and rentals, and any other information the acquiring party deems relevant to the acquisition of the Interest. The Purchaser the offer will have thirty (30) days (the “Acceptance Period”) following receipt of such notice in which to elect to participate in the acquisition and to submit payment to the Seller. Payment shall be made by wire transfer of immediately available funds to an account designated by the Seller. The failure to reply in writing to an offer and submit payment within the time period specified herein will be deemed to be a refusal to participate.

(ii) If the Purchaser elects to accept the offer, the acquiring party shall assign the Interest to the Purchaser within ten (10) business days of receiving the purchaser’s payment, free and clear of any burdens other than those incurred by the acquiring party to acquire the Interest. Failure of the Purchaser to (i) respond to an acquisition notice, or (ii) pay the costs within the Acceptance Period will be deemed an election not to acquire a share of the Interest.

(iii) If an Interest is to be earned by drilling a well or wells or shooting seismic, the Purchaser must ratify all appropriate agreements within the Acceptance Period and agree to participate in and pay for in such required operations. If the Purchaser fails to ratify such agreements or fails to pay for its share of such Interest, the Seller shall hold such interest free and clear of any further obligations under this Agreement.

(iv) Notwithstanding anything herein to the contrary, the provisions set forth in this Section 36 will not apply to any acquisitions which (i) result from a merger, consolidation, reorganization with, by, or between a parent company, subsidiary, or affiliated company of either of the parties, or (ii) result from a merger or acquisition of the stock of another company or all of an entity or partnership or an acquisition of all or substantially all of the assets of an entity by the acquiring party, whether by cash, like-kind exchange, stock purchase or otherwise.

(g) Seller and Purchaser shall each maintain their own surface facilities and equipment. If any Party damages the surface facilities or equipment of the other Party, the Party damaging the surface facilities or equipment shall be responsible for any costs to repair or replace any such surface facilities or equipment. Each Party shall be responsible for repairing any damage to jointly used roads or easements caused by its operations.

37. No Recourse. Notwithstanding anything herein or in any agreement, instrument or document delivered in connection with this Agreement, the Assignment or any associated agreement, (i) Seller hereby acknowledges, and agrees, that no person other than Purchaser, including any current or former director, officer, employee, member, manager, director, partner, investor, shareholder, agent, representative or affiliate (the “Purchaser Non-Recourse Parties”), shall have any liability to Seller, and Seller shall have no recourse against any person other than Purchaser in connection with any liability, claim or cause of action arising out of, or in relation to, this Agreement, the Assignment and Bill of Sale, the transactions contemplated hereby and thereby and any instruments, documents or discussions in connection therewith, whether pursuant to any attempt to pierce the corporate veil, any claims for fraud, negligence or misconduct or any other claims otherwise available or asserted at law or in equity. Seller acknowledges and agrees that the Purchaser Non-Recourse Parties have participated in and will continue to participate in (directly or indirectly) investments in the oil and gas and exploration and production industry that may, are or will be competitive with the Assets and Seller’s business (“Purchaser Other Investments”). Not in limitation of the foregoing, Seller hereby expressly waives any potential conflicts of interest, and none of the Purchaser Non-Recourse Parties shall have any liability to Seller under this Agreement or the transactions contemplated hereby in connection with such Purchaser Other Investments, and (ii) Purchaser hereby acknowledges, and agrees, that no person other than Seller, including any current or former director, officer, employee, member, manager, director, partner, investor, shareholder, agent, representative or affiliate (the “Seller Non-Recourse Parties”), shall have any liability to Purchaser, and Purchaser shall have no recourse against any person other than Seller in connection with any liability, claim or cause of action arising out of, or in relation to, this Agreement, the Assignment and Bill of Sale, the transactions contemplated hereby and thereby and any instruments, documents or discussions in connection therewith, whether pursuant to any attempt to pierce the corporate veil, any claims for fraud, negligence or misconduct or any other claims otherwise available or asserted at law or in equity. Purchaser acknowledges and agrees that the Seller Non-Recourse Parties have participated in and will continue to participate in (directly or indirectly) investments in the oil and gas and exploration and production industry that may, are or will be competitive with the Assets and Purchaser’s business (“Seller’s Other Investments”). Not in limitation of the foregoing, Purchaser hereby expressly waives any potential conflicts of interest, and none of the Seller Non-Recourse Parties shall have any liability to Purchaser under this Agreement or the transactions contemplated hereby in connection with such Seller Other Investments.

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IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Agreement as of the date first set forth above.

SELLER:

PRIMEENERGY CORPORATION

By:	/s/ Beverly A. Cummings
Name:	Beverly A. Cummings
Title:	Executive Vice President

PRIMEENERGY MANAGEMENT CORPORATION

By:	/s/ Beverly A. Cummings
Name:	Beverly A. Cummings
Title:	Executive Vice President

PRIMEENERGY ASSET & INCOME FUND, L.P. A-2

By: PRIMEENERGY MANAGEMENT CORPORATION, its General Partner

By:	/s/ Beverly A. Cummings
Name:	Beverly A. Cummings
Title:	Executive Vice President

PRIMEENERGY ASSET & INCOME FUND, L.P. A-3

By: PRIMEENERGY MANAGEMENT CORPORATION, its General Partner

By:	/s/ Beverly A. Cummings
Name:	Beverly A. Cummings
Title:	Executive Vice President

PRIMEENERGY ASSET & INCOME FUND, L.P. AA-2

By: PRIMEENERGY MANAGEMENT CORPORATION, its General Partner

By:	/s/ Beverly A. Cummings
Name:	Beverly A. Cummings
Title:	Executive Vice President

PRIMEENERGY ASSET & INCOME FUND, L.P. AA-4

By: PRIMEENERGY MANAGEMENT CORPORATION, its General Partner

By:	/s/ Beverly A. Cummings
Name:	Beverly A. Cummings
Title:	Executive Vice President

PRIME OPERATING COMPANY

By:	/s/ Beverly A. Cummings
Name:	Beverly A. Cummings
Title:	Executive Vice President

PURCHASER:

GUIDON OPERATING LLC

By:	/s/ Jay P. Still
Name:	Jay P. Still
Title:	President and Chief Executive Officer

Exhibit B – Form of Assignment and Bill of Sale

Exhibit A to PSA

Lessor	Lessee	Lease Executed Date	Lease Recorded Date	County	Section	Block	Survey	Tract	Lease Vol/Pg
JP Morgan Chase Bank, Trustee	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/554

Ronald J. Nail Revocable Trust, et al	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/557

Mallard Royalty Partners	PrimeEnergy Corporation	12/20/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/563

Mallard Royalty Partners	PrimeEnergy Corporation	12/20/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/566

Burley Revocable Living Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/572

Burley Revocable Living Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/575

J.H.B. Oil and Gas Company, LLC	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/581

J.H.B. Oil and Gas Company, LLC	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/584

Sharon Lynn Gilbert GST Exempt Trust and the Sharon Lynn Gilbert Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/590

Sharon Lynn Gilbert GST Exempt Trust and the Sharon Lynn Gilbert Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/593

Dennis Barrie Stimson GST Exempt Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/599

Dennis Barrie Stimson GST Exempt Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/602

Morris Jerome Stimson GST Exempt Trust and Stimson Energy Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/608

Morris Jerome Stimson GST Exempt Trust and Stimson Energy Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/611

J.H. Nail, Jr., et al Trust, Texas American Bank, Trustee	Brazos Petroleum Company	1/14/1985	4/1/1985	Martin	2	38 T1N	T&P Ry. Co. Sy.	SE/4 SW/4	254/13
			4/1/1985	Martin	2	38 T1N	T&P Ry. Co. Sy.	SW/4 SW/4

Ronald J. Nail Revocable Trust, et al	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/560

Mallard Royalty Partners	PrimeEnergy Corporation	12/20/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/569

Burley Revocable Living Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/578

Exhibit A to PSA

J.H.B. Oil and Gas Company, LLC	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/587

Sharon Lynn Gilbert GST Exempt Trust and the Sharon Lynn Gilbert Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/596

Dennis Barrie Stimson GST Exempt Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/605

Morris Jerome Stimson GST Exempt Trust and Stimson Energy Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/614

Ronald J. Nail Revocable Trust, et al	PrimeEnergy Corporation	1/4/2012	3/20/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	331/509
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4

Burley Revocable Living Trust	PrimeEnergy Corporation	9/17/2012	11/5/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	356/109
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4

J.H.B. Oil and Gas Company, LLC	PrimeEnergy Corporation	11/8/2012	1/2/2013	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	361/670
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4

Flex Family Trust	PrimeEnergy Corporation	11/15/2013	1/17/2014	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	398/84
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4

Morris Jerome Stimson GST Exempt Trust	PrimeEnergy Corporation	3/15/2013	1/17/2014	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	398/86
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4

The Stimson Energy Trust	PrimeEnergy Corporation	3/15/2013	1/17/2014	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	398/90
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4

Waddell Strain and wife, Geraldine Strain Edd Homan Strain Jerry Dell Haggerton Larry Waddell Strain Albert Thomas Morris Garland Kirk Morris Scott Douglas Morris	Worth E. Whitworth	11/6/1979	1/30/1980	Martin	14	36 T1N	T&P Ry. Co. Sy.	SE/4	192/3
				Martin	19	35 T1N	T&P Ry. Co. Sy.	W/2
				Martin	24	36 T1N	T&P Ry. Co. Sy.	NW/4

Exhibit A to PSA

Exchange Oil & Gas Corporation	The Superior Oil Company	10/5/1983	11/16/1983	Martin	14	36 T1N	T&P Ry. Co. Sy.	SE/4	234/229
				Martin	24	36 T1N	T&P Ry. Co. Sy.	NW/4

Exchange Oil & Gas Corporation	The Superior Oil Company	10/5/1983	11/16/1983	Martin	19	36 T1N	T&P Ry. Co. Sy.	W/2	234/233

Marjorie E. Bentley and husband, John J. Bentley	Clelan D. Atchison and Gertie Marie Atchison	1/30/1980	3/4/1980	Martin	20	36 T1S	T&P Ry. Co. Sy.	PT NE/4 Lying North of IH20	193/435

J.H. Nail, Jr., et al Trust, Texas American Bank, Trustee	Orseth & Robinson, Inc.	1/13/1984	3/21/1984	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	238/443
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4

Burley Revocable Living Trust	PrimeEnergy Corporation	9/17/2012	11/5/2012	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	356/106
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4

Ronald J. Nail Revocable Trust, et al	PrimeEnergy Corporation	7/26/2012	11/5/2012	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	356/112
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4

J.H.B. Oil & Gas Company, LLC	PrimeEnergy Corporation	11/8/2012	1/2/2013	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	361/662
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4

The Flex Family Trust	PrimeEnergy Corporation	3/15/2013	1/17/2014	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	398/82
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4

Stimson Energy Trust	PrimeEnergy Corporation	3/15/2013	1/17/2014	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	398/88
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4

Exhibit A to PSA

Morris Jerome Stimson GST Exempt Trust	PrimeEnergy Corporation	3/15/2013	1/17/2014	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	398/92
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4

Mallard Royalty Partners	PrimeEnergy Corporation	12/1/2013	3/7/2014	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	403/425
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4

Sharon Lynn Gilbert, Individually and Sharon Lynn Gilbert GST Exempt Trust	PrimeEnergy Corporation	2/27/2014	4/16/2014	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	407/67
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4

Nathan Heidelberg, Jr. a married man dealing in his sole and separate property	Brazos Petroleum Company	9/1/1983	10/13/1983	Martin	29	35 T1N	T&P Ry. Co. Sy.	SW/4	233/97

Nathan Heidelberg, a widower	Brazos Petroleum Company	9/1/1983	10/13/1983	Martin	29	35 T1N	T&P Ry. Co. Sy.	SW/4	233/103

Harlow Royalties, Inc.	Panther Petroleum, Inc.	9/6/1983	9/19/1983	Martin	29	35 T1N	T&P Ry. Co. Sy.	SW/4	232/269

Sue Henson Standefer, a married woman dealing in her sole and separate property	Brazos Petroleum Company	9/20/1983	10/24/1983	Martin	29	35 T1N	T&P Ry. Co. Sy.	SW/4	233/280

Ruby Henson Haggard, a married woman dealing in her sole and separate property	Brazos Petroleum Company	9/20/1986	11/14/1983	Martin	29	35 T1N	T&P Ry. Co. Sy.	SW/4	234/94

Exhibit A to PSA

Kentex Mineral Company	Brazos Petroleum Company	1/11/1984	2/9/1984	Martin	29	35 T1N	T&P Ry. Co. Sy.	N/2 NW/4	237/95
				Martin	29	35 T1N	T&P Ry. Co. Sy.	S/2 NW/4

Nathan Heidelberg	Palomino Oil Co.	6/6/1983	9/7/1983	Martin	30	35 T1N	T&P Ry. Co. Sy.	W/2 SE/4	232/7
				Martin	30	35 T1N	T&P Ry. Co. Sy.	S/2 SW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	E/2 SE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 SW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	S/2 NW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NE/4

Nathan Heidelberg, Jr.	Palomino Oil Co.	6/6/1983	10/6/1983	Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NW/4	232/656
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	E/2 SE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	S/2 NW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 SW/4

John M. McWhorter and wife, Loretta McWhorter	Robert B. Ross & Associates, Inc.	10/12/1979	11/19/1979	Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NW/4	189/472
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	E/2 SE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 SW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	S/2 NW/4
				Martin	31	35 T1N	T&P Ry. Co. Sy.	E/2 NE/4

Exhibit A to PSA

Ralph B. McWhorter, a single man	Robert B. Ross & Associates, Inc.	10/17/1979	1/4/1980	Martin	30	35 T1N	T&P Ry. Co. Sy.	W/2 SE/4	190/690
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	E/2 SE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 SW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	S/2 NW/4
				Martin	31	35 T1N	T&P Ry. Co. Sy.	E/2 NE/4

W.D. McWhorter and wife, Nora R. McWhorter	Robert B. Ross & Associates, Inc.	10/17/1979	1/4/1980	Martin	30	35 T1N	T&P Ry. Co. Sy.	W/2 SE/4	190/693
				Martin	30	35 T1N	T&P Ry. Co. Sy.	S/2 SW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	E/2 SE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 SW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	S/2 NW/4
				Martin	31	35 T1N	T&P Ry. Co. Sy.	E/2 NE/4

Grace Brown McWhorter LeMonds, a widow	Robert B. Ross & Associates, Inc.	10/17/1979	1/4/1980	Martin	30	35 T1N	T&P Ry. Co. Sy.	W/2 SE/4	190/697
				Martin	30	35 T1N	T&P Ry. Co. Sy.	S/2 SW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	E/2 SE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 SW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	S/2 NW/4
				Martin	31	35 T1N	T&P Ry. Co. Sy.	E/2 NE/4

Exhibit A to PSA

Sue Henson Standefer	Robert B. Ross & Associates, Inc.	10/7/1980	10/30/1980	Martin	30	35 T1N	T&P Ry. Co. Sy.	E/2 SE/4	201/605
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 SW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	S/2 NW/4
				Martin	31	35 T1N	T&P Ry. Co. Sy.	E/2 NE/4

Ruby Henson Haggard, dealing in her sole and separate property	Robert B. Ross & Associates, Inc.	10/7/1980	12/23/1980	Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NW/4	202/805
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 NE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	E/2 SE/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	N/2 SW/4
				Martin	30	35 T1N	T&P Ry. Co. Sy.	S/2 NW/4
				Martin	31	35 T1N	T&P Ry. Co. Sy.	E/2 NE/4

George W. Glass and wife, Mabel Holt Glass, et al	Texaco, Inc.	11/26/1969	2/17/1970	Martin	31	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	124/129
				Martin	31	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4

Katherine M. Caton, a widow	Robert B. Ross & Associates, Inc.	10/12/1979	11/19/1979	Martin	31	35 T1N	T&P Ry. Co. Sy.	E/2 NE/4	189/466

James H. Nail, Jr., Trustee	Houston Production Company	12/29/1979	2/6/1980	Martin	38	38 T1N	T&P Ry. Co. Sy.	SE/4 SE/4	192/355
				Martin	38	38 T1N	T&P Ry. Co. Sy.	SW/4 SE/4
				Martin	1	38 T1S	T&P Ry. Co. Sy.	NW/4 SE/4
				Martin	1	38 T1S	T&P Ry. Co. Sy.	NE/4 SE/4
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4
				Martin	6	37 T1S	T&P Ry. Co. Sy.	SE/4 SW/4
				Martin	6	37 T1S	T&P Ry. Co. Sy.	SW/4 SW/4
				Martin	6	37 T1S	T&P Ry. Co. Sy.	N/2 SW/4

Exhibit A to PSA

Gerald Fitz-Gerald	John L. Cox	8/12/1969	8/12/1969	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	121/175

Luther Bohanon	John L. Cox	8/3/1969	8/25/1969	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	121/235

Midwest Oil Corporation	John L. Cox	7/31/1969	8/25/1969	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	121/238

Ben J. Shaw	John L. Cox	8/23/1969	8/25/1969	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	121/257

Juana Henke	John L. Cox	8/8/1969	9/23/1969	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	121/476

Loyd Hasting and wife, Mildred Hasting	Andrew Hancock	12/29/1969	1/30/1970	Martin	39	37 T1N	T&P Ry. Co. Sy.	SW/4	123/461

Robert E. Smyth and wife, Dorothy Smyth	Andrew Hancock	3/2/1970	3/18/1970	Martin	39	37 T1N	T&P Ry. Co. Sy.	SW/4	124/492

Earl L. Henke, Duardian of the Estate of Mary Mitchell Henke, a minor	John L. Cox	3/2/1970	3/25/1970	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	125/84

Joe Canon and wife, Verna Marie Canon	Andrew Hancock	5/1/1970	5/11/1970	Martin	39	37 T1N	T&P Ry. Co. Sy.	SW/4	126/350

W.C. Hines	Mark Woodside	6/4/1984	7/6/1984	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	242/405

C.E. Edgerton	Mark Woodside	6/4/1984	7/6/1984	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	242/407

Rosemary Ferrell, a widow	Mark Woodside	6/11/1984	7/6/1984	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	242/409

Alfred F. Anderson and Goldie E. Anderson, husband and wife	Mark W. Woodside	7/3/1984	7/19/1984	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	243/11

E. Hayes Sieber, a single man, Et al	Trinity Production Company	7/30/1984	10/11/1984	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	246/473

RepublicBank First National Midland, Sole Trustee of the Jessie Blevins Crump Family Trust	Brazos Petroleum Company	6/24/1985	7/15/1985	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	259/458

RepublicBank First National Midland, Trustee	Brazos Petroleum Company	7/8/1985	8/12/1985	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	260/539

Exhibit A to PSA

Texas American Bank Fort Worth, N.A. and David C. Blevins, Co-Trustees of the Joe and Jesse Crump Fund	Brazos Petroleum Company	6/24/1985	11/22/1985	Martin	39	35 T1N	T&P Ry. Co. Sy.	S/2 SE/4	265/238

Claude S. Williams and wife, Janis Williams, and Lou Ella Sparks, a feme sole	Andrew Hancock	10/10/1969	11/13/1969	Martin	46	37 T1N	T&P Ry. Co. Sy.	S/83.75 acs of W/2	122/264

Clyde E. Thomas, Jr. and wife, Jane Eden Thomas	Max H. Christensen	12/2/1969	1/12/1970	Martin	46	37 T1N	T&P Ry. Co. Sy.	S/83.75 acs of W/2	123/311
				Martin	46	37 T1N	T&P Ry. Co. Sy.	S/2 SW/4 NE/4
				Martin	46	37 T1N	T&P Ry. Co. Sy.	S/2 SE/4 NW/4
				Martin	46	37 T1N	T&P Ry. Co. Sy.	N/2 NE/4 SW/4
				Martin	46	37 T1N	T&P Ry. Co. Sy.	N/2 NW/4 SE/4

James H. Nail, Jr., Trustee	Houston Production Company	12/29/1979	2/6/1980	Martin	38	38 T1N	T&P Ry. Co. Sy.	SE/4 SE/4	192/355
				Martin	38	38 T1N	T&P Ry. Co. Sy.	SW/4 SE/4
				Martin	1	38 T1S	T&P Ry. Co. Sy.	NW/4 SE/4
				Martin	1	38 T1S	T&P Ry. Co. Sy.	NE/4 SE/4
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4
				Martin	6	37 T1S	T&P Ry. Co. Sy.	SE/4 SW/4
				Martin	6	37 T1S	T&P Ry. Co. Sy.	SW/4 SW/4
				Martin	6	37 T1S	T&P Ry. Co. Sy.	N/2 SW/4

Defect Schedule

Exhibit “A” to LOI

Spraberry ($35,000 x 40%)	$14,000.00
WCA ($35,000 x 30%)	$10,500.00	Part of the WCA (5/12 Value)	$ 4,375.00
WCB ($35,000 x 30%)	$10,500.00
Spraberry ($26,000 x 40%)	$10,400.00
WCA ($26,000 x 30%)	$7,800.00	Part of the WCA (5/12 Value)	$ 3,250.00
WCB ($26,000 x 30%)	$7,800.00

Prime Energy, et al Leasehold in Martin County, Tx
SEC	BLK	TWP	SURVEY	ABSTR	DESCRIPTION	LEASE NAME	GR ACS	PRIME NET	PRIME CONFIRMED NET	Formations for Value	Depth Confirmed
14	36	T1N	T&P RR CO SVY	A0805	SE4	STRAIN 14	160	43.650704	43.64672	Spraberry and Dean (Part of WCA)	Contractually limited to Base of Spra/Dean
19	35	T1N	T&P RR CO SVY	A0050	W/2	STRAIN 19	320	87.301408	87.29344	Spraberry and Dean (Part of WCA)	Contractually limited to Base of Spra/Dean
24	36	T1N	T&P RR CO SVY	A0913	NW4	STRAIN 24	160	43.65072	43.64672	Spraberry and Dean (Part of WCA)	Contractually limited to Base of Spra/Dean
29	35	T1N	T&P RR CO SVY	A0055	N2 NW4	RAMSEY 29	80	19.3984056	22.1519608	Spraberry/Dean & Wolfcamp A	Surface to 8,600’
29	35	T1N	T&P RR CO SVY	A0055	S2NW4	RAMSEY	80	80	80	Spraberry/Dean & Wolfcamp A	Surface to 8550’—being the base of the WCA
29	35	T1N	T&P RR CO SVY	A0055	SW/4	HARLOW	160	43.9276	40.3276	Spraberry and Dean (Part of WCA)	Surface to 8500’
30	35	T1N	T&P RR CO SVY	A0627	W/2 SE/4	Heidelberg #1	80	37.215672	37.215672	Spraberry and Dean (Part of WCA)	Surface to 8533’
30	35	T1N	T&P RR CO SVY	A0627	S/2 SW/4	Heidelberg #2	80	27.535672	27.5356672	Spraberry and Dean (Part of WCA)	Surface to 8545’
30	35	T1N	T&P RR CO SVY	A0627	E/2 SE/4	Heidelberg #3	80	56.74461856	56.74461856	Spraberry and Dean (Part of WCA)	Surface to 8533’
30	35	T1N	T&P RR CO SVY	A0627	N/2 SW/4	Heidelberg #4	80	56.74461856	56.74461856	Spraberry/Dean & Wolfcamp A & B	Surface to 9197’
30	35	T1N	T&P RR CO SVY	A0627	S/2 NW/4	Heidelberg #5	80	56.74461856	56.74461856	Spraberry/Dean & Wolfcamp A & B	Surface to 9198’
30	35	T1N	T&P RR CO SVY	A0627	S/2 NE/4	Heidelberg #6	80	19.6716928	19.67176	Spraberry and Dean (Part of WCA)	Surface to 8567’
30	35	T1N	T&P RR CO SVY	A0627	N/2 NW/4	Heidelberg #7	80	8.16111024	8.1611104	Spraberry and Dean	Surface to 8470’
30	35	T1N	T&P RR CO SVY	A0627	N/2 NE/4	Heidelberg #8	80	8.16111024	8.1611104	Spraberry and Dean	Surface to 8408’
31	35	T1N	T&P RR CO SVY	A0056	E2NE4	NATHAN	80	56.744616	56.744616	Spraberry and Dean (Part of WCA)	Surface to 8540
31	35	T1N	T&P RR CO SVY	A0056	W2NE4	NATHAN	80	80	80	Spraberry and Dean (Part of WCA)	Surface to 8567
39	35	T1N	T&P RR CO SVY	A0060	S2SE4	ANDERSON	80	65.176392	65.1763848	Spraberry	Spraberry Dean Only
20	36	T1S	T&P RR CO SVY	A0836	PT NE4 LYING NO OF IH20	MARGIE BENTLEY	66.7	32.50007525	32.50007525	Spraberry/Dean & Wolfcamp A	Surface to 8,800’
20	36	T1S	T&P RR CO SVY	A0836	PT NE4 LYING NO OF IH20	MARGIE BENTLEY	0	65.366	65.366	Wolfcamp B, Depths below 8,800	8,800’ & Below
6	37	T1S	T&P RR CO SVY	A0752	SE4SW4	TENNECO-NAIL	40	20	20	Spraberry/Dean & Wolfcamp A & B	All Depths
6	37	T1S	T&P RR CO SVY	A0752	SW4SW4	NAIL-P 6	40	20	20	Spraberry/Dean & Wolfcamp A & B	All Depths
6	37	T1S	T&P RR CO SVY	A0752	N2SW/4	NAIL-P 6	80	80	80	Spraberry/Dean & Wolfcamp A & B	All Depths
39	37	T1N	T&P RR CO SVY	A0231	SW4	HASTING	160	102.7	97.3666816	Spraberry and Dean	Spraberry Dean Only
46	37	T1N	T&P RR CO SVY	A0933	S2SW4	WILLIAMS	80	66.024888	66.024888	Spraberry and Dean	Surface to 9041’
46	37	T1N	T&P RR CO SVY	A1030	PT S2S2N2 & PT N2N2S2	WILLIAMS	80	66.303424	66.303424	Spraberry and Dean	Surface to 9333’
28	38	T1N	T&P RR CO SVY	A0700	S2NW4	STIMSON-BURLEY	80	40	40	Spraberry/Dean & Wolfcamp A & B	Below 9479’
28	38	T1N	T&P RR CO SVY	A0700	S2NW4	STIMSON-BURLEY	0	26.32	26.32	Spraberry/Dean & Part of WCA	Surface to 9479’
28	38	T1N	T&P RR CO SVY	A0700	S2NE4	STIMSON-BURLEY	80	66.24	66.24	Spraberry/Dean & Part of WCA	Surface to 9399’
28	38	T1N	T&P RR CO SVY	A0700	S2SE4	STIMSON-BURLEY	80	22.24	25.9918752	Spraberry/Dean & Part of WCA	Surface to 9216’
28	38	T1N	T&P RR CO SVY	A0700	S2SE4	STIMSON-BURLEY	0	40	40	Wolfcamp A & B	Wolfcamp A & B
31	38	T1N	T&P RR CO SVY	A0284	S2SE4	GLASS 31 A	80	28.8	28.8	Spraberry/Dean Wolfcamp A
31	38	T1N	T&P RR CO SVY	A0284	S2NW4	GLASS 31 B	80	28.8	28.8	Spraberry/Dean Wolfcamp A
38	38	T1N	T&P RR CO SVY	A0754	SE4SE4	TENNECO-NAIL A	40	9.48	9.48	Spraberry/Dean & Wolfcamp A & B	Spraberry/Dean & Wolfcamp A & B
38	38	T1N	T&P RR CO SVY	A0754	SW4SE4	NAIL-P 38	40	9.48	9.48	Spraberry/Dean & Wolfcamp A & B	Spraberry/Dean & Wolfcamp A & B
1	38	T1S	T&P RR CO SVY	A0291	NW4SE4	TENNECO-NAIL	40	9.48	9.48	Spraberry/Dean & Wolfcamp A & B	Spraberry/Dean & Wolfcamp A & B
1	38	T1S	T&P RR CO SVY	A0291	NE4SE4	NAIL-P 1	40	9.48	9.48	Spraberry/Dean & Wolfcamp A & B	Spraberry/Dean & Wolfcamp A & B
1	38	T1S	T&P RR CO SVY	A0291	S2NE4	NAIL P 1A	80	18.96	18.96	Spraberry/Dean & Wolfcamp A & B	Spraberry/Dean & Wolfcamp A & B
1	38	T1S	T&P RR CO SVY	A0291	S2SE4	NAIL P 1B	80	18.96	18.96	Spraberry/Dean & Wolfcamp A & B	Spraberry/Dean & Wolfcamp A & B
2	38	T1S	T&P RR CO SVY	A0750	SE4SW4	BURLEY	40	9.48	9.48	Spraberry/Dean & Wolfcamp A & B	Spraberry/Dean & Wolfcamp A & B
2	38	T1S	T&P RR CO SVY	A0705	SW4SW4	NAIL-P 2	40	9.48	9.48	Spraberry/Dean & Wolfcamp A & B	Spraberry/Dean & Wolfcamp A & B
2	38	T1S	T&P RR CO SVY	A0750	S2SE4	NAIL-P 2A	80	18.96	18.96	Spraberry/Dean & Wolfcamp A & B	Spraberry/Dean & Wolfcamp A & B
							3266.7	1577.383271	1607.439561
									-30.05629077

Defect Schedule

									Archer (Includes Wellbores)
Value per acre	Updated Value Per Acre	Amount	Updated Amount	PRIME WI	Confirmed WI	PRIME NRI	LEASE NRI %	ORRI %	Net Acres	Confirmed Net Acres	ArcherWI	Confirmed WI	Archer NRI
$18,375.00	$14,000.00	$802,081.69	$611,054.08	0.272816900	0.272792000	0.204612675	75.00%		8.949	8.93	0.055931250	0.055812500	0.041948440
$18,375.00	$14,000.00	$1,604,163.37	$1,222,108.16	0.272816900	0.272792000	0.204612675	75.00%		17.898	17.86	0.055931250	0.055812500	0.041948440
$18,375.00	$14,000.00	$802,081.98	$611,054.08	0.272817000	0.272792000	0.204612750	75.00%		8.949	8.93	0.055931250	0.055812500	0.041948440
$24,500.00	$24,500.00	$475,260.94	$542,723.04	0.242480070	0.276899510	0.181860053	75.00%
$24,500.00	$24,500.00	$1,960,000.00	$1,960,000.00	1.000000000	1.000000000	0.780000000	78.00%
$18,375.00	$18,375.00	$807,169.65	$741,019.65	0.274547500	0.252047500	0.205910625	75.00%
$18,375.00	$18,375.00	$683,837.97	$683,837.97	0.465195900	0.465195900	0.346570946	74.50%		6.08	6.08	0.076000000	0.076000000	0.056620000
$18,375.00	$18,375.00	$505,967.97	$505,967.88	0.344195900	0.344195840	0.256425946	74.50%		6.08	6.08	0.076000000	0.076000000	0.056620000
$18,375.00	$18,375.00	$1,042,682.37	$1,042,682.37	0.709307732	0.709307732	0.528434260	74.50%		3.40398736	3.40398736	0.042549842	0.042549842	0.031699640
$35,000.00	$35,000.00	$1,986,061.65	$1,986,061.65	0.709307732	0.709307732	0.528434260	74.50%		3.40398736	3.40398736	0.042549842	0.042549842	0.031699640
$35,000.00	$35,000.00	$1,986,061.65	$1,986,061.65	0.709307732	0.709307732	0.528434260	74.50%		3.40398736	3.40398736	0.042549842	0.042549842	0.031699640
$18,375.00	$18,375.00	$361,467.36	$361,468.59	0.245896160	0.245897000	0.183192639	74.50%		2.01500696	2.01500696	0.025187587	0.025190000	0.018764750
$14,000.00	$14,000.00	$114,255.54	$114,255.55	0.102013878	0.102013880	0.076000339	74.50%		4.92656984	4.92656984	0.061582123	0.061582120	0.045878680
$14,000.00	$14,000.00	$114,255.54	$114,255.55	0.102013878	0.102013880	0.076000339	74.50%		4.92656984	4.92656984	0.061582123	0.061582120	0.045878680
$18,375.00	$18,375.00	$1,042,682.32	$1,042,682.32	0.709307700	0.709307700	0.531980775	75.00%		3.40398736	3.40398736	0.042549842	0.042549842	0.031912380
$18,375.00	$18,375.00	$1,470,000.00	$1,470,000.00	1.000000000	1.000000000	0.745000000	74.50%
$14,000.00	$14,000.00	$912,469.49	$912,469.39	0.814704900	0.814704810	0.607281032	74.54%
$24,500.00	$24,500.00	$796,251.84	$796,251.84	0.487257500	0.487257500	0.384933425	79.00%		4.752375	4.752375	0.071250000	0.071250000	0.056137500
$10,500.00	$10,500.00	$686,343.00	$686,343.00	0.980000000	0.980000000	0.757050000	77.25%
$26,000.00	$26,000.00	$520,000.00	$520,000.00	0.500000000	0.500000000	0.406250000	81.25%	3.13%
$26,000.00	$26,000.00	$520,000.00	$520,000.00	0.500000000	0.500000000	0.406250000	81.25%	3.13%
$26,000.00	$26,000.00	$2,080,000.00	$2,080,000.00	1.000000000	1.000000000	0.812500000	81.25%	3.13%
$10,400.00	$10,400.00	$1,068,080.00	$1,012,613.49	0.641875000	0.608541760	0.500662500	78.00%
$10,400.00	$10,400.00	$686,658.84	$686,658.84	0.825311100	0.825311500	0.618983325	75.00%
$10,400.00	$10,400.00	$689,555.61	$689,555.61	0.828792800	0.828792500	0.621594600	75.00%
$26,000.00	$26,000.00	$1,040,000.00	$1,040,000.00	0.500000000	0.500000000	0.375000000	75.00%
$13,650.00	$13,650.00	$359,268.00	$359,268.00	0.829000000	0.829260080	0.621750000	75.00%
$13,650.00	$13,650.00	$904,176.00	$904,176.00	0.828000000	0.828454050	0.621000000	75.00%
$13,650.00	$13,650.00	$303,576.00	$354,789.10	0.278000000	0.324898440	0.208500000	75.00%
$15,600.00	$15,600.00	$624,000.00	$624,000.00	0.500000000	0.500000000	0.375000000	75.00%
$18,200.00	$18,200.00	$524,160.00	$524,160.00	0.360000000	0.360000000	0.270000000	75.00%		1.9	1.9	0.023750000	0.023750000	0.017812500
$18,200.00	$18,200.00	$524,160.00	$524,160.00	0.360000000	0.360000000	0.270000000	75.00%		1.9	1.9	0.023750000	0.023750000	0.017812500
$26,000.00	$26,000.00	$246,480.00	$246,480.00	0.237000000	0.237000000	0.192562500	81.25%	1.48%
$26,000.00	$26,000.00	$246,480.00	$246,480.00	0.237000000	0.237000000	0.192562500	81.25%	1.48%
$26,000.00	$26,000.00	$246,480.00	$246,480.00	0.237000000	0.237000000	0.192562500	81.25%	1.48%
$26,000.00	$26,000.00	$246,480.00	$246,480.00	0.237000000	0.237000000	0.192562500	81.25%	1.48%
$26,000.00	$26,000.00	$492,960.00	$492,960.00	0.237000000	0.237000000	0.177750000	75.00%
$26,000.00	$26,000.00	$492,960.00	$492,960.00	0.237000000	0.237000000	0.177750000	75.00%
$26,000.00	$26,000.00	$246,480.00	$246,480.00	0.237000000	0.237000000	0.177750000	75.00%
$26,000.00	$26,000.00	$246,480.00	$246,480.00	0.237000000	0.237000000	0.177750000	75.00%
$26,000.00	$26,000.00	$492,960.00	$492,960.00	0.237000000	0.237000000	0.177750000	75.00%
$19,623.95		$30,954,488.77	$30,187,437.79						81.99247108	81.91647108
Grand Total:		$38,121,181.22	$767,050.98	DEFECTS

Defect Schedule

			Clint Hurt (Includes Wellbores)
Archer Lease NRI %	Amount	Updated Amount	Net Acres	Confirmed Net Acres	Clint Hurt WI	Confirmed WI	Clint Hurt NRI	Clint Hurt Lease NRI %	Amount
75.0000%	$164,437.88	$125,286.00	26.847	26.79	0.167793750	0.167437500	0.125845310	75.0000%	$493,313.63
75.0000%	$328,875.75	$250,572.00	53.694	53.58	0.167793750	0.167437500	0.125845310	75.0000%	$986,627.25
75.0000%	$164,437.88	$125,286.00	26.847	26.79	0.167793750	0.167437500	0.125845310	75.0000%	$493,313.63
			4.130334	8.260668	0.051629175	0.103258350	0.038721880	75.0000%	$101,193.18

			29.07	29.07	0.181687500	0.181687500	0.136265620	75.0000%	$534,161.25
74.5000%	$111,720.00	$111,720.00	18.24	18.24	0.228000000	0.228000000	0.169860000	74.5000%	$335,160.00
74.5000%	$111,720.00	$111,720.00	18.24	18.24	0.228000000	0.228000000	0.169860000	74.5000%	$335,160.00
74.5000%	$62,548.27	$62,548.27	10.21196208	10.21196208	0.127649526	0.127649526	0.095098900	74.5000%	$187,644.80
74.5000%	$119,139.56	$119,139.56	10.21196208	10.21196208	0.127649526	0.127649526	0.095098890	74.5000%	$357,418.67
74.5000%	$119,139.56	$119,139.56	10.21196208	10.21196208	0.127649526	0.127649526	0.095098900	74.5000%	$357,418.67
74.5000%	$37,025.75	$37,025.75	6.04502104	6.04502104	0.075562763	0.075563000	0.056294255	74.5000%	$111,077.26
74.5000%	$68,971.98	$68,971.98	14.77970952	14.77970952	0.184746369	0.184746370	0.137636040	74.5000%	$206,915.93
74.5000%	$68,971.98	$68,971.98	14.77970952	14.77970952	0.184746369	0.184746370	0.137636040	74.5000%	$206,915.93
75.0000%	$62,548.27	$62,548.27	10.21196208	10.21196208	0.127649526	0.127649526	0.095737140	75.0000%	$187,644.80

78.7895%	$133,066.50	$133,066.50	14.257125	14.257125	0.213750000	0.213750000	0.168412500	78.7895%	$349,299.56

			6.899964	6.899964	0.086249550	0.086249550	0.064687160	75.0000%	$94,184.51

75.0000%	$34,580.00	$34,580.00	5.7	5.7	0.071250000	0.071250000	0.053437500	75.0000%	$103,740.00
75.0000%	$34,580.00	$34,580.00	5.7	5.7	0.071250000	0.071250000	0.053437500	75.0000%	$103,740.00

	$1,621,763.36	$1,465,155.86	286.0777114	289.9800454					$5,544,929.08

PSA Schedule 8 (e) (ii)—Contracts

Gas Contracts

1.	Casinghead Gas Contract dated September 26, 1983, between Brazos Petroleum Company and Phillips Petroleum Company, filed of record in Volume 233, Page 748.

2.	Casinghead Gas Contract dated January 25, 1984, between Brazos Petroleum Company and Phillips Petroleum Company, filed of record in Volume 239, Page 137.

3.	Amendatory Agreement dated April 30, 1984, between Brazos Petroleum Company and Phillips Petroleum Company, filed of record in Volume 242, Page 436.

4.	Amendatory Agreement dated June 25, 1984, between Brazos Petroleum Company and Phillips Petroleum Company, filed of record in Volume 245, Page 350.

5.	Casinghead Gas Contract dated November 11, 1984, between Brazos Petroleum Company and Phillips Petroleum Company, filed of record in Volume 251, Page 451.

6.	Gas Purchase Contract dated February 1, 1985, between Brazos Petroleum Company and Northern Gas Products Company, unrecorded.

7.	Casinghead Gas Contract dated April 1, 1985, between James B. Lewis Land & Oil Co., Seller, and Northern Gas Products Company, Buyer, unrecorded.

8.	Casinghead Gas Contract dated April 3, 1985, between The Superior Oil Company and Phillips Petroleum Company, filed of record in Volume 257, Page 725.

9.	Casinghead Gas Contract dated February 11, 1986, between Brazos Petroleum Company and Phillips 66 Natural Gas Company, filed of record in Volume 270, Page 712.

10.	Gas Purchase Contract dated February 1, 1994, between Prime Operating Company and GPM Gas Corporation, a Memorandum of which is recorded in Volume 41, Page 181.

11.	Gas Purchase Contract dated September 20, 1999, between Prime Operating Company and GPM Gas Corporation (BEN 0478-00R)

12.	Amendment to Gas Purchase Contract dated January 1, 2002, between Prime Operating Company and Duke Energy Field Services, LP (BEN047800R)

13.	Amendment to Gas Purchase Contract dated September 1, 2005, between Prime Operating Company and Duke Energy Field Services, LP (BEN047800R)

14.	Amendment to Gas Purchase Contract dated January 28, 2009, effective December 1, 2008, between Prime Operating Company and DCP Midstream, LP (BEN 0478-00R)

15.	Amendment to Gas Purchase Contract dated effective October 1, 2013, between Prime Operating Company and DCP Midstream, LP (BEN 0478-00R)

16.	Gas Purchase Contract dated May 09, 2006 between Prime Operating Company and WTG Gas Processing (41-00033-20060509 GPC)

17.	Gas Purchase Contract dated December 17, 2010 between Endeavor Energy Resources, L.P., and WTG Gas Processing, L.P. (40-00074 GPC)

18.	Amendment to Gas Purchase Contract dated January 20, 2011 between Endeavor Energy Resources, L.P., and WTG Gas Processing, L.P. (40-00074 GPC)

19.	Amendment to Gas Purchase Contract dated February 06, 2012 between Endeavor Energy Resources, L.P., and WTG Gas Processing, L.P. (40-00074 GPC)

20.	Amendment to Gas Purchase Contract dated February 06, 2012 between Endeavor Energy Resources, L.P., and WTG Gas Processing, L.P. (40-00074 GPC)

21.	Amendment to Gas Purchase Contract dated May 04, 2012 between Endeavor Energy Resources, L.P., and WTG Gas Processing, L.P. (40-00074 GPC)

22.	Amendment to Gas Purchase Contract dated March 25, 2013 between Endeavor Energy Resources, L.P., and WTG Gas Processing, L.P. (40-00074 GPC)

23.	Gas Purchase Contract dated October 01, 2013 between Endeavor Energy Resources, L.P., and WTG Gas Processing (41-2013-22 GPC)

24.	Amendment to Gas Purchase Contract dated July 15, 2014 between Endeavor Energy Resources, L.P., and WTG Gas Processing, L.P. (41-2013-22 GPC)

25.	Amendment to Gas Purchase Contract dated November 15, 2014 between Endeavor Energy Resources, L.P., and WTG Gas Processing, L.P. (41-2013-22 GPC)

Agreements:

26.	Trade Letter Agreement dated May 12, 1983, by and between Exxon Company, U.S.A. and Palomino Oil Company, and Amendments dated August 29, 1983 with Palomino Oil Co., and Amendments dated August 29 and 30, 1983 with Brazos Petroleum Company.

27.	Farmout Letter dated June 29, 1983, by and between Palomino Oil Co. and Brazos Petroleum Company.

28.	Operating Agreement dated August 22, 1983, between Lewis & Atkins Oil & Gas, Inc., Operator, and Hasting Prospect Working Interest Owners, Non-Operators (Hasting)

29.	Operating Agreement dated September 8, 1983, between Brazos Petroleum Company, Operator, and Saturn Energy Company, et al, Non-Operators (Margie Bentley)

30.	Tangent Drilling Program (1984-2) Limited Partnership Agreement.

31.	Tangent Drilling Program (1984-3) Limited Partnership Agreement.

32.	Farmout Contract Agreement, by and between Amoco Production Company and The Superior Oil Company, dated January 13, 1984.

33.	Joint Venture Agreement for Spraberry Development 1984 Joint Venture and Brazos 1984-A Participation and Nominee Agreement, both dated May 1, 1984.

34.	Operating Agreement dated September 4, 1984, by and between Brazos Petroleum Company, Operator, and Clint Hurt & Associates, Inc., et al, as Non-Operators.

35.	Farmout Operating Agreement, by and between The Superior Oil Company and Brazos Petroleum Company, dated August 10, 1984, as amended October 29, 1984.

36.	Farmout Agreement dated October 31, 1984, by and between Texaco, Inc. and James B. Lewis Land & Oil Co.

37.	Operating Agreement dated November 1, 1984, between Brazos Petroleum Company, Operator, and Clint Hurt & Associates, et al, Non-Operators (Strain, Harlow)

38.	Operating Agreement dated March 9, 1985, between Brazos Petroleum Company, Operator, and Brazos 1984-N, LTD., et al, Non-Operators (Heidelberg)

39.	Joint Venture Agreement dated December 18, 1984, by and between Brazos Petroleum Company and Harbour Energy, Ltd.

40.	Operating Agreement dated May 8, 1985, by and between Brazos Petroleum Company, Operator, and Brazos 1984-B, Ltd., et al, Non-Operators (Stimson-Burley and N/2 SW/4 Section 28)

41.	Letter Agreement dated June 28, 1985, by and between Brazos Petroleum Company and LSSCO Trading Company, Inc.

42.	Operating Agreement dated July 1, 1985, between Brazos Petroleum Company, Operator, and David Meyer, et al, Non-Operators (Heidelberg, Nathan)

43.	Operating Agreement dated July 10, 1985, between James B. Lewis Land & Oil Co, Operator, and Glass Prospect, Phase I Working Interest Owners, Non-Operators (Glass)

44.	Letter Agreement dated December 12, 1985, by and between Brazos Petroleum Company and Tangent Oil & Gas, Inc.

45.	Turnkey Agreement dated December 17, 1985, and amended December 17, 1985, between Brazos Petroleum Company and Tangent Oil & Gas, Inc.

46.	Operating Agreement dated February 26, 1986, by and between Brazos Petroleum Company and Tangent Oil & Gas, Inc.

47.	Operating Agreement dated March 19, 1986, by and between Brazos Petroleum Company, Operator, and Melba Davis Whately, et al, Non-Operators (Stimson-Burley)

48.	Letter Agreement re: amendment to Strain Ranch Prospect JOA dated January 9, 1987, between Brazos Petroleum Company, and Brazos 1984-A Joint Venture, et al. (Strain)

49.	Letter Agreement dated August 26, 2011, between PrimeEnergy Corporation and Endeavor Energy Resources, LP (Tenneco Nail JV)

50.	Letter Agreement dated February 13, 2012, between PrimeEnergy Corporation and Endeavor Energy Resources, LP (Nail Ranch JV)

51.	Letter Agreement dated September 10, 2015, between PrimeEnergy Corporation and Endeavor Energy Resources, LP, (Nail Area)

END OF SCHEDULE

PSA Schedule 8 (n) (i)—Expenses

NONE.

END OF SCHEDULE

Schedule 3

Excluded Wellbores

API#	Well Name	Well#	Operator	Section	BLK	TWP	Survey	Abstract	County	State
42-317-33325	ANDERSON	1	PRIME OPERATING COMPANY	39	35	T1N	T&P RR CO SVY	A0060	Martin	Texas
42-317-32720	BENTLEY, MARGIE	1	PRIME OPERATING COMPANY	20	36	T1S	T&P RR CO SVY	A0836	Martin	Texas
42-317-33203	BURLEY	3	PRIME OPERATING COMPANY	2	38	T1S	T&P RR CO SVY	A0750	Martin	Texas
42-317-33216	GLASS 31 “B”	4	PRIME OPERATING COMPANY	31	38	T1N	T&P RR CO SVY	A0284	Martin	Texas
42-317-33210	GLASS 31 -A-	3	PRIME OPERATING COMPANY	31	38	T1N	T&P RR CO SVY	A0284	Martin	Texas
42-317-33208	GLASS 31 -A-	1	PRIME OPERATING COMPANY	31	38	T1N	T&P RR CO SVY	A0284	Martin	Texas
42-317-32995	HARLOW	2	PRIME OPERATING COMPANY	29	35	T1N	T&P RR CO SVY	A0055	Martin	Texas
42-317-32996	HARLOW	1	PRIME OPERATING COMPANY	29	35	T1N	T&P RR CO SVY	A0055	Martin	Texas
42-317-32748	HASTING	1	PRIME OPERATING COMPANY	39	37	T1N	T&P RR CO SVY	A0231	Martin	Texas
42-317-32948	HEIDELBERG	8	PRIME OPERATING COMPANY	30	35	T1N	T&P RR CO SVY	A0627	Martin	Texas
42-317-32949	HEIDELBERG	7	PRIME OPERATING COMPANY	30	35	T1N	T&P RR CO SVY	A0627	Martin	Texas
42-317-33116	HEIDELBERG	6	PRIME OPERATING COMPANY	30	35	T1N	T&P RR CO SVY	A0627	Martin	Texas
42-317-33166	HEIDELBERG	4	PRIME OPERATING COMPANY	30	35	T1N	T&P RR CO SVY	A0627	Martin	Texas
42-317-33165	HEIDELBERG	5	PRIME OPERATING COMPANY	30	35	T1N	T&P RR CO SVY	A0627	Martin	Texas
42-317-32788	HEIDELBERG	1	PRIME OPERATING COMPANY	30	35	T1N	T&P RR CO SVY	A0627	Martin	Texas
42-317-38764	HEIDELBERG A	1	PRIME OPERATING COMPANY	29	35	T1N	T&P RR CO SVY	A0055	Martin	Texas
42-317-38811	HEIDELBERG A	2	PRIME OPERATING COMPANY	29	35	T1N	T&P RR CO SVY	A0055	Martin	Texas
42-317-37426	NAIL -P- ‘1’	1	PRIME OPERATING COMPANY	1	38	T1S	T&P RR CO SVY	A0291	Martin	Texas
42-317-38133	NAIL -P- ‘2’	1	PRIME OPERATING COMPANY	2	38	T1S	T&P RR CO SVY	A0705	Martin	Texas
42-317-37664	NAIL -P- ‘38’	1	PRIME OPERATING COMPANY	38	38	T1N	T&P RR CO SVY	A0754	Martin	Texas
42-317-37465	NAIL -P- ‘6’	1	PRIME OPERATING COMPANY	6	37	T1N	T&P RR CO SVY	A0752	Martin	Texas
42-317-39488	NAIL-P ‘1A’	1	PRIME OPERATING COMPANY	1	38	T1S	T&P RR CO SVY	A0291	Martin	Texas
42-317-39489	NAIL-P ‘1B’	1	PRIME OPERATING COMPANY	1	38	T1S	T&P RR CO SVY	A0291	Martin	Texas
42-317-39496	NAIL-P ‘2A’	1	PRIME OPERATING COMPANY	2	38	T1S	T&P RR CO SVY	A0705	Martin	Texas
42-317-33164	NATHAN	4	PRIME OPERATING COMPANY	31	35	T1N	T&P RR CO SVY	A0056	Martin	Texas
42-317-32905	RAMSEY	1	PRIME OPERATING COMPANY	29	35	T1N	T&P RR CO SVY	A0055	Martin	Texas
42-317-37736	RAMSEY ‘29A’	1	PRIME OPERATING COMPANY	29	35	T1N	T&P RR CO SVY	A0055	Martin	Texas
42-317-38152	RAMSEY ‘29B’	1	PRIME OPERATING COMPANY	29	35	T1N	T&P RR CO SVY	A0055	Martin	Texas
42-317-33121	STIMSON-BURLEY	2802	PRIME OPERATING COMPANY	28	38	T1N	T&P RR CO SVY	A0700	Martin	Texas
42-317-39193	STIMSON-BURLEY	2803	PRIME OPERATING COMPANY	28	38	T1N	T&P RR CO SVY	A0700	Martin	Texas
42-317-33331	STIMSON-BURLEY -A-	2	PRIME OPERATING COMPANY	28	38	T1N	T&P RR CO SVY	A0700	Martin	Texas
42-317-33330	STIMSON-BURLEY -A-	1	PRIME OPERATING COMPANY	28	38	T1N	T&P RR CO SVY	A0700	Martin	Texas
42-317-39972	STIMSON-BURLEY -A-	4	PRIME OPERATING COMPANY	28	38	T1N	T&P RR CO SVY	A0700	Martin	Texas

Schedule 3

Excluded Wellbores

42-317-33006	STRAIN “14”	1	PRIME OPERATING COMPANY	14	36	T1N	T&P RR CO SVY	A0805	Martin	Texas
42-317-33001	STRAIN “19”	1	PRIME OPERATING COMPANY	19	35	T1N	T&P RR CO SVY	A0050	Martin	Texas
42-317-33068	STRAIN “19”	2	PRIME OPERATING COMPANY	19	35	T1N	T&P RR CO SVY	A0050	Martin	Texas
42-317-33067	STRAIN “19”	4	PRIME OPERATING COMPANY	19	35	T1N	T&P RR CO SVY	A0050	Martin	Texas
42-317-33083	TENNECO-NAIL	102	PRIME OPERATING COMPANY	1	38	T1S	T&P RR CO SVY	A0291	Martin	Texas
42-317-33104	TENNECO-NAIL	602	PRIME OPERATING COMPANY	6	37	T1N	T&P RR CO SVY	A0752	Martin	Texas
42-317-33099	TENNECO-NAIL -A-	3801	PRIME OPERATING COMPANY	38	38	T1N	T&P RR CO SVY	A0754	Martin	Texas
42-317-33301	WILLIAMS	1	PRIME OPERATING COMPANY	46	37	T1N	T&P RR CO SVY	A0933	Martin	Texas
42-317-33350	WILLIAMS	2	PRIME OPERATING COMPANY	46	37	T1N	T&P RR CO SVY	A0933	Martin	Texas

End of Schedule 3—Excluded Wellbores

Schedule 8 (i)

Lessor	Lessee	Lease Executed Date	Lease Recorded Date	County	Section	Block	Survey	Tract	Lease Vol/Pg	Attributable Net Acres PRIMENERGY	Price Per Acre	Allocated Lease Value
Exchange Oil & Gas Corporation	The Superior Oil Company	10/5/1983	11/16/1983	Martin	19	35 T1N	T&P Ry. Co. Sy.	W/2	234/233	22.4650	$14,000.00	$314,510.00
Exchange Oil & Gas Corporation	The Superior Oil Company	10/5/1983	11/16/1983	Martin	14	36 T1N	T&P Ry. Co. Sy.	SE/4	234/229	7.8300	$14,000.00	$109,620.00
				Martin	24	36 T1N	T&P Ry. Co. Sy.	NW/4		8.1838	$14,000.00	$114,572.65
Burley Revocable Living Trust	PrimeEnergy Corporation	9/17/2012	11/5/2012	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	356/106	1.6919192	$13,650.00	$23,094.70
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4		1.6919192	$13,650.00	$23,094.70
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4		1.6919192	$26,000.00	$43,989.90
Ronald J. Nail Revocable Trust, et al	PrimeEnergy Corporation	7/26/2012	11/5/2012	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	356/112	30.0051296	$13,650.00	$409,570.02
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4		30.0051296	$13,650.00	$409,570.02
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4		30.0051296	$26,000.00	$780,133.37
J.H.B. Oil & Gas Company, LLC	PrimeEnergy Corporation	11/8/2012	1/2/2013	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	361/662	1.6919192	$13,650.00	$23,094.70
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4		1.6919192	$13,650.00	$23,094.70
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4		1.6919192	$26,000.00	$43,989.90
The Flex Family Trust	PrimeEnergy Corporation	3/15/2013	1/17/2014	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	398/82	0.5555556	$13,650.00	$7,583.33
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4		0.5555556	$13,650.00	$7,583.33
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4		0.5555556	$26,000.00	$14,444.45
Stimson Energy Trust	PrimeEnergy Corporation	3/15/2013	1/17/2014	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	398/88	0.5555556	$13,650.00	$7,583.33
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4		0.5555556	$13,650.00	$7,583.33
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4		0.5555556	$26,000.00	$14,444.45
Morris Jerome Stimson GST Exempt Trust	PrimeEnergy Corporation	3/15/2013	1/17/2014	Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4	398/92	0.5555556	$13,650.00	$7,583.33
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4		0.5555556	$13,650.00	$7,583.33
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4		0.5555556	$26,000.00	$14,444.45
JP Morgan Chase Bank, Trustee	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/554	3.380536869	$26,000.00	$87,893.96
Ronald J. Nail Revocable Trust, et al	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/557	3.380536869	$26,000.00	$87,893.96
Mallard Royalty Partners	PrimeEnergy Corporation	12/20/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/563	0.431874749	$26,000.00	$11,228.74
Mallard Royalty Partners	PrimeEnergy Corporation	12/20/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/566	0.431874749	$26,000.00	$11,228.74
Burley Revocable Living Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/572	0.803137125	$26,000.00	$20,881.57
Burley Revocable Living Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/575	0.803137125	$26,000.00	$20,881.57
J.H.B. Oil and Gas Company, LLC	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/581	0.803137125	$26,000.00	$20,881.57
J.H.B. Oil and Gas Company, LLC	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/584	0.803137125	$26,000.00	$20,881.57
Sharon Lynn Gilbert GST Exempt Trust and the Sharon Lynn Gilbert Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/590	1.082793362	$26,000.00	$28,152.63
Sharon Lynn Gilbert GST Exempt Trust and the Sharon Lynn Gilbert Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/593	1.082793362	$26,000.00	$28,152.63
Dennis Barrie Stimson GST Exempt Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/599	0.541396681	$26,000.00	$14,076.31
Dennis Barrie Stimson GST Exempt Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/602	0.541396681	$26,000.00	$14,076.31
Morris Jerome Stimson GST Exempt Trust and Stimson Energy Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/608	0.541396681	$26,000.00	$14,076.31
Morris Jerome Stimson GST Exempt Trust and Stimson Energy Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	1	38 T1S	T&P Ry. Co. Sy.	S/2 NE/4	330/611	0.541396681	$26,000.00	$14,076.31
Ronald J. Nail Revocable Trust, et al	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/560	14.24313497	$26,000.00	$370,321.51
Mallard Royalty Partners	PrimeEnergy Corporation	12/20/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/569	1.819607531	$26,000.00	$47,309.80
Burley Revocable Living Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/578	0.803137125	$26,000.00	$20,881.57
J.H.B. Oil and Gas Company, LLC	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/587	0.803137125	$26,000.00	$20,881.57
Sharon Lynn Gilbert GST Exempt Trust and the Sharon Lynn Gilbert Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/596	0.527433376	$26,000.00	$13,713.27
Dennis Barrie Stimson GST Exempt Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/605	0.263716688	$26,000.00	$6,856.63
Morris Jerome Stimson GST Exempt Trust and Stimson Energy Trust	PrimeEnergy Corporation	9/1/2011	3/7/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	S/2 SE/4	330/614	0.263716688	$26,000.00	$6,856.63
Ronald J. Nail Revocable Trust, et al	PrimeEnergy Corporation	1/4/2012	3/20/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	331/509	7.121567485	$26,000.00	$185,160.75
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4		7.121567485	$26,000.00	$185,160.75

Burley Revocable Living Trust	PrimeEnergy Corporation	9/17/2012	11/5/2012	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	356/109	0.401568563	$26,000.00	$10,440.78
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4		0.401568563	$26,000.00	$10,440.78
J.H.B. Oil and Gas Company, LLC	PrimeEnergy Corporation	11/8/2012	1/2/2013	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	361/670	0.803137125	$26,000.00	$20,881.57
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4		0.803137125	$26,000.00	$20,881.57
Flex Family Trust	PrimeEnergy Corporation	11/15/2013	1/17/2014	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	398/84	0.131858344	$26,000.00	$3,428.32
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4		0.131858344	$26,000.00	$3,428.32
Morris Jerome Stimson GST Exempt Trust	PrimeEnergy Corporation	3/15/2013	1/17/2014	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	398/86	0.131858344	$26,000.00	$3,428.32
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4		0.131858344	$26,000.00	$3,428.32
The Stimson Energy Trust	PrimeEnergy Corporation	3/15/2013	1/17/2014	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	398/90	0.131858344	$26,000.00	$3,428.32
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4		0.131858344	$26,000.00	$3,428.32
Mallard Royalty Partners	PrimeEnergy Corporation	12/1/2013	3/7/2014	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	403/425	0.909803766	$26,000.00	$23,654.90
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4		0.909803766	$26,000.00	$23,654.90
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4		3.8332544	$13,650.00	$52,323.92
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4		3.8332544	$13,650.00	$52,323.92
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4		3.8332544	$26,000.00	$99,664.61
Sharon Lynn Gilbert, Individually and Sharon Lynn Gilbert GST Exempt Trust	PrimeEnergy Corporation	2/27/2014	4/16/2014	Martin	2	38 T1S	T&P Ry. Co. Sy.	SE/4 SW/4	407/67	0.263716688	$26,000.00	$6,856.63
				Martin	2	38 T1S	T&P Ry. Co. Sy.	SW/4 SW/4		0.263716688	$26,000.00	$6,856.63
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 SE/4		1.11111	$13,650.00	$15,166.65
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NE/4		1.11111	$13,650.00	$15,166.65
				Martin	28	38 T1N	T&P Ry. Co. Sy.	S/2 NW/4		1.11111	$26,000.00	$28,888.86
											TOTAL	$4,066,464.92